As filed with the Securities and Exchange Commission on February 22, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2017

B1016 02/18

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Guardian Portfolio Class I generated a total return of 25.41% for the 12 months ended December 31, 2017, outperforming the 21.83% total return of its benchmark, the S&P 500® Index (the "Index"), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced an outstanding year and posted positive returns during all 12 months in 2017. Investor demand was robust as global growth accelerated and corporate profits often exceeded expectations. In addition, investors had a positive view on the recently passed tax reform bill. All told, the Index gained 21.83% in 2017. This represented the Index's largest annual gain since 2013.

The Fund's outperformance during the reporting period was largely driven by stock selection. The Fund generated positive returns in 10 of the 11 sectors within the Index during the period. In particular, holdings in the Industrials, Consumer Discretionary and Telecommunication Services sectors added the most relative value. Individual stocks that contributed the most to the Fund's performance included Whole Foods Market, Inc., Apple, Inc., Microsoft Corp., Brookfield Infrastructure Partners LP and Amazon.com, Inc. Whole Foods Market was acquired by Amazon.com during the reporting period. The Fund's holdings in the Health Care sector detracted from relative results. The Fund's positions in Schlumberger Ltd., Kroger Co., TripAdvisor, Inc., Enbridge, Inc. and Tractor Supply Co. were the largest headwinds for performance. TripAdvisor, Inc. and Kroger Co. were sold during the reporting period.

Sector allocation, overall, also contributed to returns during the period. Underweights to the Real Estate, Telecommunication Services and Energy sectors were the most additive for performance. In contrast, an underweight in Information Technology and the Fund's cash position, although small, detracted from results.

We enter 2018 with a fairly constructive—albeit increasingly selective—outlook for risk assets, driven by what we anticipate to be solid global economic growth, lower corporate tax rates, repatriation of foreign earnings and the continued emergence of a more pro-business environment in the U.S.

As we look towards 2018, we believe the Tax Cuts and Jobs Act of 2017 will act as a tailwind towards an already strong economic backdrop. While the devil will be in the details, in our opinion this tax plan will allow U.S. companies to compete more evenly on a global scale as capital and labor move to places where they can earn the best return. It also allows U.S. companies to fully expense capital investments in the year the investment is made, providing a significant added tax benefit to those who purchase assets, which we expect to incentivize U.S. companies to invest domestically. Importantly, we believe these policies will have divergent effects on individual companies within various sectors and subsectors of the market but should provide a further stimulus to growth and earnings in aggregate. As company executives evaluate the implications of the new corporate tax plan, there will be winners and losers. Thus company-specific details will matter a great deal in 2018 and beyond.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1

Guardian Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.5%
Consumer Staples	7.1
Energy	4.2
Financials	12.6
Health Care	11.8
Industrials	18.7
Information Technology	23.5
Materials	2.5
Real Estate	1.6
Utilities	3.7
Short-Term Investment	0.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	25.41%	14.42%	7.59%	8.18%
Guardian Portfolio Class S2	08/02/2002	24.73%	14.20%	7.42%	8.02%
S&P 500® Index[1,3]		21.83%	15.79%	8.50%	7.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.22% and 1.47% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17		Expense Ratio(c)
Class I	$1,000.00	$1,112.90	$6.44	(a)	1.21%
Class S	$1,000.00	$1,112.20	$6.65	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.11	$6.16	(b)	1.21%
Class S	$1,000.00	$1,018.90	$6.36	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

4

Schedule of Investments Guardian Portfolio December 31, 2017

NUMBER OF SHARES		VALUE
Common Stocks 98.6%
Aerospace & Defense 4.6%
7,600	General Dynamics Corp.	$1,546,220
6,650	Raytheon Co.	1,249,203
		2,795,423
Air Freight & Logistics 0.5%
4,970	Expeditors International of Washington, Inc.	321,509
Airlines 2.1%
22,800	Delta Air Lines, Inc.	1,276,800
Auto Components 0.3%
2,400	Aptiv PLC	203,592
Banks 6.0%
10,630	Comerica, Inc.	922,790
17,345	JPMorgan Chase & Co.	1,854,874
16,265	U.S. Bancorp	871,479
		3,649,143
Beverages 1.7%
8,700	PepsiCo, Inc.	1,043,304
Biotechnology 2.3%
3,685	Celgene Corp.	384,567	*
14,225	Gilead Sciences, Inc.	1,019,079
		1,403,646
Capital Markets 6.0%
1,870	BlackRock, Inc.	960,638
31,980	Brookfield Asset Management, Inc. Class A	1,392,409
8,925	CME Group, Inc.	1,303,496
		3,656,543
Chemicals 2.5%
12,937	Ashland Global Holdings, Inc.	921,114
5,240	PPG Industries, Inc.	612,137
		1,533,251
Electric Utilities 3.7%
36,305	Brookfield Infrastructure Partners LP	1,626,827
4,000	NextEra Energy, Inc.	624,760
		2,251,587
NUMBER OF SHARES		VALUE
Electronic Equipment, Instruments & Components 2.3%
20,100	CDW Corp.	$1,396,749
Energy Equipment & Services 1.5%
13,120	Schlumberger Ltd.	884,157
Equity Real Estate Investment Trusts 1.6%
2,925	SBA Communications Corp.	477,828	*
13,500	Weyerhaeuser Co.	476,010
		953,838
Food & Staples Retailing 3.1%
4,850	Costco Wholesale Corp.	902,682
13,600	CVS Health Corp.	986,000
		1,888,682
Food Products 2.3%
33,560	Conagra Brands, Inc.	1,264,206
3,580	Hain Celestial Group, Inc.	151,756	*
		1,415,962
Health Care Equipment & Supplies 2.6%
23,765	Dentsply Sirona, Inc.	1,564,450
Health Care Providers & Services 4.9%
24,690	DaVita, Inc.	1,783,852	*
5,530	UnitedHealth Group, Inc.	1,219,144
		3,002,996
Hotels, Restaurants & Leisure 2.5%
6,570	McDonald's Corp.	1,130,828
7,230	Starbucks Corp.	415,219
		1,546,047
Industrial Conglomerates 1.7%
4,300	3M Co.	1,012,091
Insurance 0.6%
40,000	CF Corp. Class A	390,000	*(a)(b)(e)
Internet & Direct Marketing Retail 3.8%
1,300	Amazon.com, Inc.	1,520,311	*
2,485	Expedia, Inc.	297,628
290	Priceline Group, Inc.	503,945	*
		2,321,884

See Notes to Financial Statements

5

Schedule of Investments Guardian Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Internet Software & Services 8.9%
2,130	Alphabet, Inc. Class A	$2,243,742	*
38,455	eBay, Inc.	1,451,292	*
9,860	Facebook, Inc. Class A	1,739,895	*
		5,434,929
IT Services 4.0%
9,015	PayPal Holdings, Inc.	663,684	*
15,495	Visa, Inc. Class A	1,766,740
		2,430,424
Machinery 1.0%
14,790	Allison Transmission Holdings, Inc.	637,005
Oil, Gas & Consumable Fuel 2.8%
43,000	Enbridge, Inc.	1,681,730
Pharmaceuticals 1.3%
12,530	Bristol-Myers Squibb Co.	767,839
Professional Services 4.7%
5,145	Equifax, Inc.	606,698
31,770	IHS Markit Ltd.	1,434,416	*
8,255	Verisk Analytics, Inc.	792,480	*
		2,833,594
Road & Rail 2.5%
12,175	CSX Corp.	669,747
6,000	Norfolk Southern Corp.	869,400
		1,539,147
Software 5.6%
1,695	Manhattan Associates, Inc.	83,970	*
26,150	Microsoft Corp.	2,236,871
10,395	salesforce.com, inc.	1,062,681	*
		3,383,522
NUMBER OF SHARES		VALUE
Specialty Retail 5.1%
8,000	Home Depot, Inc.	$1,516,240
20,945	Party City Holdco, Inc.	292,183	*
5,860	TJX Cos., Inc.	448,056
11,190	Tractor Supply Co.	836,452
		3,092,931
Technology Hardware, Storage & Peripherals 2.8%
10,200	Apple, Inc.	1,726,146
Textiles, Apparel & Luxury Goods 1.7%
7,700	PVH Corp.	1,056,517
Trading Companies & Distributors 1.6%
24,700	HD Supply Holdings, Inc.	988,741	*
	Total Common Stocks (Cost $45,627,119)	60,084,179
Preferred Stocks 0.8%
Health Care 0.8%
54,100	Moderna Therapeutics Ser. F	474,998	*(a)(c)(e)
	(Cost $474,998)
Short-Term Investments 0.8%
Investment Companies 0.8%
483,027	State Street Institutional Treasury Money Market Fund	483,027
	Premier Class, 1.15%(d)
	(Cost $483,027)
	Total Investments 100.2% (Cost $46,585,144)	61,042,204
	Liabilities Less Other Assets (0.2)%	(107,690)
	Net Assets 100.0%	$60,934,514

*  Non-income producing security.

(a)  Security fair valued as of December 31, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $864,998, which represents 1.4% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Represents 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

6

Schedule of Investments Guardian Portfolio (cont'd)

(e)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At December 31, 2017, these securities amounted to $864,998, which represents 1.4% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 12/31/2017	Fair Value Percentage of Net Assets as of 12/31/2017
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$474,998	0.8%	$474,998	0.8%
CF Corp. Class A	11/27/2017	400,000	0.7%	390,000	0.6
		$874,998		$864,998	1.4%

Derivative Instruments

Purchased option contracts ("options purchased")

At December 31, 2017, the Fund did not have any outstanding options purchased. For the year ended December 31, 2017, the Fund had an average market value of $1,474 in options purchased.

Written option contracts ("options written")

At December 31, 2017, the Fund did not have any outstanding options written. For the year ended December 31, 2017, the Fund had an average market value of $(396) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Insurance	$—	$390,000	$—	$390,000
Other Common Stocks(a)	59,694,179	—	—	59,694,179
Total Common Stocks	59,694,179	390,000	—	60,084,179
Preferred Stocks(a)	—	—	474,998	474,998
Short-Term Investments	—	483,027	—	483,027
Total Investments	$59,694,179	$873,027	$474,998	$61,042,204

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

7

Schedule of Investments Guardian Portfolio (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2017
Investments in Securities:
Preferred Stocks Health Care	$474,998	$—	$—	$—	$—	$—	$—	$—	$474,998	$—
Total	$474,998	$—	$—	$—	$—	$—	$—	$—	$474,998	$—

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017:

Asset class	Fair value at 12/31/2017	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$474,998	Market Approach	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$61,042,204
Cash	15,924
Dividends and interest receivable	66,957
Receivable for Fund shares sold	7,370
Prepaid expenses and other assets	1,004
Total Assets	61,133,459
Liabilities
Payable to investment manager (Note B)	28,513
Payable for securities purchased	65,428
Payable for Fund shares redeemed	13,571
Payable to administrator—net (Note B)	13,828
Accrued expenses and other payables	77,605
Total Liabilities	198,945
Net Assets	$60,934,514
Net Assets consist of:
Paid-in capital	$41,031,441
Undistributed net investment income/(loss)	164,417
Accumulated net realized gains/(losses) on investments	5,283,074
Net unrealized appreciation/(depreciation) in value of investments	14,455,582
Net Assets	$60,934,514
Net Assets
Class I	$12,579,911
Class S	48,354,603
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	779,097
Class S	3,031,464
Net Asset Value, offering and redemption price per share
Class I	$16.15
Class S	15.95
*Cost of Investments
(a) Unaffiliated issuers	$46,585,144

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$949,734
Interest income—unaffiliated issuers	9,431
Foreign taxes withheld (Note A)	(15,518)
Total income	$943,647
Expenses:
Investment management fees (Note B)	326,753
Administration fees (Note B):
Class I	35,983
Class S	142,246
Distribution fees (Note B):
Class S	118,539
Audit fees	46,560
Custodian and accounting fees	48,465
Insurance expense	2,069
Legal fees	22,802
Shareholder reports	40,507
Trustees' fees and expenses	42,066
Interest expense (Note A)	856
Miscellaneous	2,624
Total expenses	829,470
Expenses reimbursed by Management (Note B)	(90,748)
Custodian out-of-pocket expenses refunded (Note F)	(45,887)
Total net expenses	692,835
Net investment income/(loss)	$250,812
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	5,247,411
Settlement of foreign currency transactions	(704)
Expiration or closing of option contracts written	2,651
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	7,693,511
Foreign currency translations	2,559
Option contracts written	(1,976)
Net gain/(loss) on investments	12,943,452
Net increase/(decrease) in net assets resulting from operations	$13,194,264

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$250,812	$191,331
Net realized gain/(loss) on investments	5,249,358	7,499,191
Change in net unrealized appreciation/(depreciation) of investments	7,694,094	(2,784,762)
Net increase/(decrease) in net assets resulting from operations	13,194,264	4,905,760
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(38,913)	(61,819)
Class S	(126,646)	(181,616)
Net realized gain on investments:
Class I	(1,421,726)	(2,128,017)
Class S	(5,677,756)	(8,809,885)
Total distributions to shareholders	(7,265,041)	(11,181,337)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,178,962	1,079,417
Class S	327,069	351,280
Proceeds from reinvestment of dividends and distributions:
Class I	1,460,639	2,189,836
Class S	5,804,402	8,991,501
Payments for shares redeemed:
Class I	(2,724,775)	(2,430,602)
Class S	(8,648,933)	(9,412,883)
Net increase/(decrease) from Fund share transactions	(2,602,636)	768,549
Net Increase/(Decrease) in Net Assets	3,326,587	(5,507,028)
Net Assets:
Beginning of year	57,607,927	63,114,955
End of year	$60,934,514	$57,607,927
Undistributed net investment income/(loss) at end of year	$164,417	$188,392

See Notes to Financial Statements

11

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of

12

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $10,604.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

13

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $46,634,012. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $14,917,929 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $509,737, resulting in net unrealized appreciation of $14,408,192 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, gains and losses from passive foreign foreign investment companies, prior year return of capital adjustments and partnership basis adjustments and non-taxable adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(109,228)	$109,228

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

	Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$374,398	$243,435	$6,890,643	$10,937,902	$7,265,041	$11,181,337

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$889,426	$4,606,932	$14,406,715	$—	$—	$19,903,073

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, non-taxable adjustments and partnership basis adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2017, the Fund estimated these amounts within the financial statements because the 2017 information is not available from the REITs until after

14

the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2017, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives at December 31, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure

15

requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the year ended December 31, 2017, the Fund used options written to generate incremental returns and to reduce risks. During the year ended December 31, 2017, the Fund used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas, or to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$(1,894)	$(1,894)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	2,651	2,651
Total Realized Gain/(Loss)		$757	$757

16

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	$(11)	$(11)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(1,976)	(1,976)
Total Change in Appreciation/(Depreciation)		$(1,987)	$(1,987)

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services,

17

including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2015	2016	2017
	Contractual Expense		Subject to Repayment until December 31,
Class	Limitation(a)	Expiration	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—
Class S	1.25%	12/31/20	84,149	99,487	90,748

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities (excluding option contracts) of $19,972,198 and $28,603,000, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

18

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	75,433	95,842	(170,339)	936
Class S	20,622	385,419	(545,313)	(139,272)

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	65,395	154,649	(149,815)	70,229
Class S	21,659	639,055	(581,821)	78,893

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$45,887	$6,488

19

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$14.66		$16.70	$24.09	$26.69		$20.40
Income From Investment Operations:
Net Investment Income/(Loss)@	0.13		0.06	0.09	0.16		0.09
Net Gains or Losses on Securities (both realized and unrealized)	3.47		1.28	(1.28)	1.79		7.70
Total From Investment Operations	3.60		1.34	(1.19)	1.95		7.79
Less Distributions From:
Net Investment Income	(0.06)		(0.10)	(0.17)	(0.13)		(0.20)
Net Realized Capital Gains	(2.05)		(3.28)	(6.03)	(4.42)		(1.30)
Total Distributions	(2.11)		(3.38)	(6.20)	(4.55)		(1.50)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$16.15		$14.66	$16.70	$24.09		$26.69
Total Return†	25.41	%^‡	8.73%^	(4.97)%^	9.03	%^µ	38.81%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$12.6		$11.4	$11.8	$14.0		$15.3
Ratio of Gross Expenses to Average Net Assets#	1.20%		1.21%	1.15%	1.08%		1.11%
Ratio of Net Expenses to Average Net Assets	0.82	%ß	1.21%	1.15%	1.08%		1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.81	%ß	0.36%	0.42%	0.60%		0.38%
Portfolio Turnover Rate	34%		72%	51%	37%		31%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$14.57		$16.59	$23.94	$26.53		$20.29
Income From Investment Operations:
Net Investment Income/(Loss)@	0.05		0.05	0.07	0.12		0.06
Net Gains or Losses on Securities (both realized and unrealized)	3.43		1.28	(1.28)	1.78		7.65
Total From Investment Operations	3.48		1.33	(1.21)	1.90		7.71
Less Distributions From:
Net Investment Income	(0.05)		(0.07)	(0.11)	(0.07)		(0.17)
Net Realized Capital Gains	(2.05)		(3.28)	(6.03)	(4.42)		(1.30)
Total Distributions	(2.10)		(3.35)	(6.14)	(4.49)		(1.47)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$15.95		$14.57	$16.59	$23.94		$26.53
Total Return†	24.73	%^‡	8.75%^	(5.12)%^	8.89	%^µ	38.60%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$48.4		$46.2	$51.3	$67.8		$79.9
Ratio of Gross Expenses to Average Net Assets#	1.45%		1.46%	1.39%	1.33%		1.36%
Ratio of Net Expenses to Average Net Assets	1.25	%ß	1.25%	1.25%	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.32	%ß	0.31%	0.33%	0.44%		0.26%
Portfolio Turnover Rate	34%		72%	51%	37%		31%

See Notes to Financial Highlights

21

Notes to Financial Highlights Guardian Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.87%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	1.20%	0.38%
Class S	1.26%	0.32%

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guardian Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

33

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Guardian Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

34

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

35

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed its benchmark index and peer group over a period of time, the Board discussed with Management the Fund's performance and met with the portfolio managers of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that although Management realized a profit on its management of the Fund, it experienced a loss on the Fund when all expenses were taken into account. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is

36

no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class S shares, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that as compared to its peer group, the performance of the Fund's Class S was lower than the median for the 1, 3, 5, and 10-year periods. The Board also considered that the performance of the

37

Fund's Class S was lower than its benchmark for the 1, 3, 5 and 10 year periods. For this purpose and the fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes. The Board also considered the good performance of the Fund versus its benchmark for the 12 months ending August 31. The Board noted that a new Portfolio Manager assumed responsibility for the Fund in October 2015, and a new Associate Portfolio Manager was added in February 2017.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided and the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

83.26% of the dividends earned during the fiscal year ended December 31, 2017 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $6,890,643 as a capital gain distribution.

38

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Annual Report

December 31, 2017

F0509 02/18

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a total return of 26.76% for the 12 months ended December 31, 2017, outperforming the 25.03% total return of its benchmark, the MSCI EAFE® Index (Net) (the "Index"), for the same period.

Developed international markets enjoyed strong returns in 2017 as Eurozone economic growth and consumer confidence continued to improve, Brexit negotiations progressed, and as Angela Merkel in Germany and Shinzo Abe in Japan were re-elected in a show of stability. Global trade was also strong, providing a boost to corporate earnings.

Every sector within the Index posted double-digit returns for the year. Information Technology (IT) and Materials stocks strongly outperformed, while Telecommunication Services and Health Care lagged. By country, Austria led, followed by Hong Kong and Singapore. Although up in absolute terms, Israel, New Zealand and Ireland lagged.

The portfolio benefited both from stock selection and sector allocation this year, with IT, Industrials and Consumer Discretionary holdings providing our largest relative advantage. By country, holdings based in Japan, the UK and Switzerland made the largest positive contribution.

Top contributors included Alibaba, a Chinese e-commerce giant, whose results exceeded expectations on all fronts, with core e-commerce revenues up 56% year-on-year; Keyence, a Japanese factory automation equipment manufacturer, which saw improving growth in its domestic market and record sales in the U.S.; and ASML, a Dutch semiconductor equipment manufacturer, which benefited from adoption of their market-leading extreme ultraviolet lithography tools.

By sector, holdings within Energy, Materials and Telecommunication Services detracted from relative results. By country, stock selection in France and non-Index exposure to the weaker Canadian and U.S. markets that lagged the Index, also hurt relative results.

Detractors for the year (each of which was sold) included Peyto, a Canadian gas producer, which underperformed on weak gas prices and soft production; Home Capital, a Canadian specialty mortgage lender, which struggled with regulatory issues; and Bezeq, an Israeli telecommunications firm, which declined on news that the Israeli Securities Authority was launching a probe into suspected violations.

Looking ahead, although pockets of Europe have been growing successfully for several years—including Germany, Switzerland and the Nordic countries—the economic recovery has been broadening, with almost all countries showing an acceleration over the past 18 months. Europe still has relatively low capacity utilization, and Eurozone unemployment is still at 8.7%, versus 4.1% in the U.S., as reported in early January 2018. We believe that should mean less cost and wage pressure, which could help Europe's corporate profits outgrow those in the U.S.—if, as we anticipate, revenues accelerate. It could also delay increases in interest rates by either the European Central Bank or Bank of Japan. Given structural challenges, prospects seem to us less appealing in Japan, although should global trade continue to be robust, we believe Japan stands to benefit more than most. Of course, both global and local geopolitical risks, such as Brexit, remain.

Given our lower risk profile relative to the Index, it is gratifying that our stock selection was rewarded during 2017, with the portfolio outpacing a fast-rising market. We continue to look for opportunities across countries, sectors and the market cap spectrum with limited exposure to the economic or political cycle. Given higher overall valuations, we need to retain discipline around the prices we are paying for stocks. However, we continue to seek companies that appear to us to have attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear underappreciated and, we believe, offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	26.76%	7.57%	2.78%	5.49%
MSCI EAFE® Index (Net)[1,2]		25.03%	7.90%	1.94%	5.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.78% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

3

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17
Class S	$1,000.00	$1,102.50	$7.95	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,017.64	$7.63	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

5

Schedule of Investments International Equity Portfolio December 31, 2017

NUMBER OF SHARES		VALUE
Common Stocks 102.2%
Australia 1.3%
196,537	Insurance Australia Group Ltd.	$1,110,240
Austria 2.2%
16,500	Andritz AG	932,166
16,685	BAWAG Group AG	890,066	*(a)
		1,822,232
Belgium 2.0%
10,789	KBC Groep NV	920,531
22,941	Ontex Group NV	759,023
		1,679,554
Canada 5.1%
23,568	Alimentation Couche-Tard, Inc. Class B	1,229,773
49,115	ATS Automation Tooling Systems, Inc.	607,588	*
13,747	Kinaxis, Inc.	839,803	*
7,228	Maxar Technologies Ltd.	465,306
29,465	Suncor Energy, Inc.	1,081,790
		4,224,260
China 3.1%
9,880	Alibaba Group Holding Ltd. ADR	1,703,608	*
3,818	Baidu, Inc. ADR	894,214	*
		2,597,822
Denmark 0.8%
17,330	Sydbank A/S	697,982
Finland 0.8%
15,350	Huhtamaki OYJ	644,619
France 10.0%
7,462	Air Liquide SA	940,542
9,635	Arkema SA	1,173,974
10,200	Elior Group SA	210,807	(a)
8,060	Pernod-Ricard SA	1,276,060
8,616	Sodexo SA	1,158,362
37,295	SPIE SA	971,263
20,798	TOTAL SA	1,149,028
19,536	Valeo SA	1,459,625
		8,339,661
Germany 8.9%
12,905	Brenntag AG	817,094
3,600	Continental AG	972,094
NUMBER OF SHARES		VALUE
25,474	CTS Eventim AG & Co. KGaA	$1,186,685
7,655	Deutsche Boerse AG	889,093
9,349	Gerresheimer AG	775,346
9,160	Henkel AG & Co. KGaA, Preference Shares	1,212,815
14,090	SAP SE ADR	1,583,152
		7,436,279
Hong Kong 2.3%
875,400	HKBN Ltd.	1,107,016
128,800	Techtronic Industries Co. Ltd.	839,945
		1,946,961
Ireland 1.3%
341,429	Greencore Group PLC	1,058,873
Israel 2.0%
12,185	Check Point Software Technologies Ltd.	1,262,610	*
12,400	Tower Semiconductor Ltd.	422,592	*
		1,685,202
Italy 1.4%
38,285	Azimut Holding SpA	733,602
27,879	Brembo SpA	423,819
		1,157,421
Japan 15.9%
18,700	Bridgestone Corp.	869,320
13,500	Daikin Industries Ltd.	1,597,715
11,900	Hoya Corp.	594,393
189,100	Ichigo, Inc.	716,625
43,200	Kansai Paint Co. Ltd.	1,122,606
10,200	Kao Corp.	689,716
3,900	Keyence Corp.	2,184,761
5,800	Kose Corp.	905,454
16,100	Nabtesco Corp.	617,280
46,300	Santen Pharmaceutical Co. Ltd.	727,733
15,500	Shionogi & Co. Ltd.	838,726
3,200	SMC Corp.	1,317,204
2,100	Tokyo Electron Ltd.	380,208
11,400	Toyota Motor Corp.	729,782
		13,291,523
Luxembourg 1.0%
16,687	Befesa SA	805,881	*(a)
Mexico 0.4%
71,050	Infraestructura Energetica Nova SAB de CV	347,617

See Notes to Financial Statements

6

Schedule of Investments International Equity Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Netherlands 6.4%
24,000	AerCap Holdings NV	$1,262,640	*
13,375	ASML Holding NV	2,329,365
10,090	Heineken NV	1,052,416
35,559	Intertrust NV	666,861	(a)
		5,311,282
Norway 1.1%
96,814	Sbanken ASA	955,099	(a)
Singapore 0.5%
23,500	DBS Group Holdings Ltd.	436,633
Sweden 0.8%
56,630	Nordea Bank AB	685,516
Switzerland 13.5%
2,716	Bucher Industries AG	1,103,736
7,910	Cie Financiere Richemont SA	716,766
589	Givaudan SA	1,361,207
17,442	Julius Baer Group Ltd.	1,066,800	*
8,610	Novartis AG	728,066
1,596	Partners Group Holding AG	1,094,082
3,866	Roche Holding AG	977,956
422	SGS SA	1,100,418
4,370	Sonova Holding AG	682,553
7,515	Tecan Group AG	1,563,231
46,030	UBS Group AG	847,430	*
		11,242,245
United Kingdom 17.4%
8,820	Aon PLC	1,181,880
286,875	Barclays PLC	786,656
163,925	Biffa PLC	579,868	(a)
35,124	Bunzl PLC	982,598
89,860	Clinigen Group PLC	1,249,643	*
NUMBER OF SHARES		VALUE
53,592	Compass Group PLC	$1,157,717
8,260	DCC PLC	832,515
61,650	Howden Joinery Group PLC	388,549
975,081	Lloyds Banking Group PLC	896,014
51,993	Prudential PLC	1,337,630
54,674	RELX PLC	1,283,698
141,880	RPS Group PLC	521,520
27,844	Spectris PLC	934,953
72,378	St. James's Place PLC	1,198,062
11,608	Unilever NV	653,982
94,885	Worldpay Group PLC	545,745	(a)
		14,531,030
United States 4.0%
3,100	Core Laboratories NV	339,605
18,655	Nielsen Holdings PLC	679,042
232,200	Samsonite International SA	1,066,957
16,800	Sensata Technologies Holding NV	858,648	*
4,595	TE Connectivity Ltd.	436,709
		3,380,961
	Total Common Stocks (Cost $67,779,740)	85,388,893
Short-Term Investments 0.0%(b)
Investment Companies 0.0%(b)
22	State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(c) (Cost $22)	22
	Total Investments 102.2% (Cost $67,779,762)	85,388,915
	Liabilities Less Other Assets (2.2)%	(1,831,625)
	Net Assets 100.0%	$83,557,290

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2017 amounted to $4,654,327, which represents 5.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Banks	$6,268,497	7.5%
Capital Markets	5,829,069	7.0%
Chemicals	4,598,329	5.5%
Machinery	4,577,974	5.5%
Professional Services	3,730,019	4.5%
Auto Components	3,724,858	4.5%
Software	3,685,565	4.4%
Insurance	3,629,750	4.3%
Life Sciences Tools & Services	3,588,220	4.3%
Electronic Equipment, Instruments & Components	3,556,423	4.3%
Trading Companies & Distributors	3,450,881	4.1%
Pharmaceuticals	3,272,481	3.9%
Semiconductors & Semiconductor Equipment	3,132,165	3.8%
Personal Products	3,008,175	3.6%
Commercial Services & Supplies	2,878,532	3.4%
Internet Software & Services	2,597,822	3.1%
Hotels, Restaurants & Leisure	2,526,886	3.0%
Beverages	2,328,476	2.8%
Oil, Gas & Consumable Fuels	2,230,818	2.7%
Textiles, Apparel & Luxury Goods	1,783,723	2.1%
Building Products	1,597,715	1.9%
Health Care Equipment & Supplies	1,276,946	1.5%
Food & Staples Retailing	1,229,773	1.5%
Household Products	1,212,815	1.4%
Media	1,186,685	1.4%
Diversified Telecommunication Services	1,107,016	1.3%
Food Products	1,058,873	1.3%
Electrical Equipment	858,648	1.0%
Household Durables	839,945	1.0%
Industrial Conglomerates	832,515	1.0%
Automobiles	729,782	0.9%
Real Estate Management & Development	716,625	0.9%
Containers & Packaging	644,619	0.8%
IT Services	545,745	0.6%
Aerospace & Defense	465,306	0.6%
Gas Utilities	347,617	0.4%
Energy Equipment & Services	339,605	0.4%
Short-Term Investments and Other Liabilities—Net	(1,831,603)	(2.2)%
	$83,557,290	100.0%

See Notes to Financial Statements

8

Schedule of Investments International Equity Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$85,388,893	$—	$—	$85,388,893
Short-Term Investments	—	22	—	22
Total Investments	$85,388,893	$22	$—	$85,388,915

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

  As of the year ended December 31, 2017, certain securities were transferred from one level (as of December 31, 2016) to another. Based on beginning of period market values as of January 1, 2017, $10,220,044 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2017. These securities had been categorized as Level 2 as of December 31, 2016, due to the use of Interactive Data Pricing and Reference Data LLC ("Interactive") adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements or due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$85,388,915
Foreign currency*	9,673
Dividends and interest receivable	255,425
Receivable for securities sold	951,855
Receivable for Fund shares sold	1,073
Receivable from Management—net (Note B)	43,180
Prepaid expenses and other assets	912
Total Assets	86,651,033
Liabilities
Payable to investment manager (Note B)	62,175
Due to custodian	2,874,393
Payable for securities purchased	38,209
Payable for Fund shares redeemed	28,929
Accrued expenses and other payables	90,037
Total Liabilities	3,093,743
Net Assets	$83,557,290
Net Assets consist of:
Paid-in capital	$65,663,003
Undistributed net investment income/(loss)	336,220
Accumulated net realized gains/(losses) on investments	(51,556)
Net unrealized appreciation/(depreciation) in value of investments	17,609,623
Net Assets	$83,557,290
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,131,433
Net Asset Value, offering and redemption price per share	$13.63
*Cost of Investments (a) Unaffiliated issuers	$67,779,762
Total cost of foreign currency	$9,669

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,745,587
Interest income—unaffiliated issuers	12,059
Foreign taxes withheld (Note A)	(166,179)
Total income	$1,591,467
Expenses:
Investment management fees (Note B)	704,680
Administration fees (Note B)	248,711
Distribution fees (Note B)	207,259
Audit fees	46,560
Custodian and accounting fees	92,456
Insurance expense	2,748
Legal fees	74,804
Shareholder reports	15,463
Trustees' fees and expenses	42,144
Miscellaneous	9,935
Total expenses	1,444,760
Expenses reimbursed by Management (Note B)	(198,263)
Total net expenses	1,246,497
Net investment income/(loss)	$344,970
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	867,734
Settlement of foreign currency transactions	(8,665)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	18,169,787
Foreign currency translations	12,722
Net gain/(loss) on investments	19,041,578
Net increase/(decrease) in net assets resulting from operations	$19,386,548

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$344,970	$557,434
Net realized gain/(loss) on investments	859,069	(235,846)
Change in net unrealized appreciation/(depreciation) of investments	18,182,509	(1,645,755)
Net increase/(decrease) in net assets resulting from operations	19,386,548	(1,324,167)
Distributions to Shareholders From (Note A):
Net investment income	(534,863)	(464,264)
Net realized gain on investments	—	(392,634)
Total distributions to shareholders	(534,863)	(856,898)
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,998,865	4,895,197
Proceeds from reinvestment of dividends and distributions	534,863	856,898
Payments for shares redeemed	(12,673,316)	(5,195,263)
Net increase/(decrease) from Fund share transactions	(10,139,588)	556,832
Net Increase/(Decrease) in Net Assets	8,712,097	(1,624,233)
Net Assets:
Beginning of year	74,845,193	76,469,426
End of year	$83,557,290	$74,845,193
Undistributed net investment income/(loss) at end of year	$336,220	$530,599

See Notes to Financial Statements

12

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") currently offers Class S shares and, effective October 18, 2017, the Fund also offers Class I shares. As of the date of this report, Class I had not commenced operations. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

13

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis.

14

Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $67,831,321. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $19,353,243 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $1,795,635, resulting in net unrealized appreciation of $17,557,608 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, gains and losses from passive foreign investment companies and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(62,999,399)	$(4,486)	$63,003,885

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$534,863	$464,454	$—	$392,444	$534,863	$856,898

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$335,911	$—	$17,558,376	$—	$—	$17,894,287

15

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, mark-to-market adjustments on forwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $740,840 and had capital loss carryforwards expire of $62,999,399.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity

16

securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking includes fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or

17

the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in
			Year Ending December 31,
			2015	2016	2017
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(a)	Expiration	2018	2019	2020
Class S	1.50%	12/31/20	177,317	201,256	198,263

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities of $18,999,707 and $23,824,014, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

	For the Year Ended December 31,
	2017	2016
Shares Sold	157,668	453,196
Shares Issued on Reinvestment of Dividends and Distributions	40,035	78,184
Shares Redeemed	(981,666)	(475,991)
Total	(783,963)	55,389

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The

18

Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

19

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.82	$11.15	$11.12	$11.54		$9.93
Income From Investment Operations:
Net Investment Income/(Loss)@	0.05	0.08	0.07	0.10		0.09
Net Gains or Losses on Securities (both realized and unrealized)	2.84	(0.28)	0.10	(0.48)		1.67
Total From Investment Operations	2.89	(0.20)	0.17	(0.38)		1.76
Less Distributions From:
Net Investment Income	(0.08)	(0.07)	(0.11)	(0.04)		(0.15)
Net Capital Gains	—	(0.06)	(0.03)	—		—
Total Distributions	(0.08)	(0.13)	(0.14)	(0.04)		(0.15)
Voluntary Contribution from Management	—	—	—	0.00		—
Net Asset Value, End of Year	$13.63	$10.82	$11.15	$11.12		$11.54
Total Return†	26.76%	(1.82)%	1.53%^	(3.27	)%µ	17.83%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$83.6	$74.8	$76.5	$77.3		$22.0
Ratio of Gross Expenses to Average Net Assets#	1.74%	1.78%	1.73%	1.77%		2.48%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%	0.76%	0.61%	0.90%		0.88%
Portfolio Turnover Rate	23%	28%	27%	35%		33%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

22

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

29

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

32

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

33

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed its benchmark index over certain periods, the Board discussed with Management the Fund's performance and met with the portfolio managers of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance versus the benchmark is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance relative to its benchmark.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that

34

the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class S shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the respective medians. The Board noted that the Fund, at Management's request, was introducing Class I shares, which would have significantly lower overall expenses after waivers than Class S. The Board considered that, as compared to its peer group, the Fund's Class S performance was higher than the median for the 1, 3, and 5-year periods, and equal to the median for

35

the 10-year period. The Board also considered that the Fund's Class S performance was lower than its benchmark for the 1, 5 and 10-year periods, but higher for the 3-year period. The Board also noted that the Fund's risk/return ratio was slightly better than the median of the broad universe for the 3 and 5-year periods.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2017, the Fund designates $132,202, or $0.02 per share outstanding, foreign taxes paid and $1,745,591, or $0.27 per share outstanding, foreign source income earned for Federal income tax purposes.

36

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Annual Report

December 31, 2017

B1010 02/18

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted a total return of 13.36% for the 12 month period ended December 31, 2017 but underperformed its benchmark, the Russell 1000® Value Index (the "Index") which returned 13.66% for the same period.

The U.S. equity market rose steadily in 2017 as measured by the S&P 500® Index, generating positive returns in each quarter of the year. Stocks appreciated at the onset on hopes that President Trump would usher in an era of lower taxes and softer financial regulations. At times, negative headlines raised concerns about the administration's ability to deliver on its legislative promises, yet equities continued to climb owing to a global economic recovery and solid corporate earnings growth. The U.S. Federal Reserve tightened interest rates throughout the year as well, noting the stable macro environment in both the U.S. and abroad. Towards the end of 2017, market volatility was strikingly low, yet stock returns were strong due to the anticipation of tax reform in the U.S, which was approved by Congress in December and we anticipate will provide an additional tailwind going forward.

The strongest performing sectors within the Index over the year were Information Technology (IT), Materials and Financials. Underperforming areas included Telecommunication Services and Energy, both of which posted declines for the year, and Real Estate, which generated softer positive returns.

The largest contribution to Fund performance relative to the Index during the year came from Consumer Staples. This was primarily due to a bellwether within the Food & Staples Retailing industry (Wal-Mart Stores) that surged over the period due to the company's renewed focus on e-commerce, which has led to robust online sales growth. Our lighter allocation to the lackluster Energy sector and superior stock returns from our Energy and Industrials holdings versus their Index counterparts further aided relative results.

IT was the largest detractor from relative performance during the period, owing to our underweight allocation to this outperforming area of the Index. Financials was an additional drag on relative performance as our Insurance holdings, in general, were rather weak, and a sizeable Diversified Financial Services holding fell short of the market for the year. The Materials sector was detrimental on a relative basis as well. Our lighter exposure to the Chemicals industry over the course of the year was also a negative. The Fund's use of written options detracted from performance.

We believe that the synchronous economic revival throughout the world and pro-business legislative changes at home, including tax cuts and financial deregulation, could continue to push domestic equities higher in the coming year. Valuations are elevated relative to history, however, leaving the market susceptible to a sell-off if corporate earnings disappoint or if economic growth loses steam. In addition, although the turbulent U.S. Government and geopolitical upheaval have had little impact on the market in the recent past, any escalation on these fronts could chip away at investor optimism and cause a pullback in stocks. Despite the general strength in equities lately, we continue to explore all areas of the market for price dislocations that could turn into rewarding investment opportunities. Our portfolio construction strategy entails searching for underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	9.0%
Consumer Staples	12.3
Energy	8.6
Financials	24.9
Health Care	12.1
Industrials	6.5
Information Technology	1.5
Materials	7.0
Real Estate	1.6
Telecommunication Services	1.0
Ulilities	8.9
Short-Term Investment	6.6
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	13.36%	12.90%	5.00%	8.62%
Russell 1000® Value Index[1,2]		13.66%	14.04%	7.10%	9.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.19% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17
Class I	$1,000.00	$1,084.50	$5.94	(a)(c)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.51	$5.75	(b)(c)

(a)  Expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

4

Schedule of Investments Large Cap Value Portfolio December 31, 2017

NUMBER OF SHARES		VALUE
Common Stocks 95.2%
Aerospace & Defense 1.0%
5,765	United Technologies Corp.	$735,441
Airlines 0.7%
9,328	Delta Air Lines, Inc.	522,368
Banks 15.4%
52,940	Bank of America Corp.	1,562,789	(a)
28,971	Citigroup, Inc.	2,155,732	(a)
37,775	JPMorgan Chase & Co.	4,039,659	(a)
9,128	M&T Bank Corp.	1,560,797
8,590	PNC Financial Services Group, Inc.	1,239,451
12,737	U.S. Bancorp	682,448
		11,240,876
Capital Markets 2.9%
7,305	CME Group, Inc.	1,066,895
4,101	Goldman Sachs Group, Inc.	1,044,771
		2,111,666
Chemicals 1.2%
5,133	Mosaic Co.	131,713
8,133	Potash Corp. of Saskatchewan, Inc.	167,946
3,740	Praxair, Inc.	578,503
		878,162
Construction & Engineering 0.4%
6,160	Fluor Corp.	318,164
Containers & Packaging 1.0%
12,871	Crown Holdings, Inc.	723,994	*
Diversified Financial Services 3.0%
11,052	Berkshire Hathaway, Inc. Class B	2,190,727	*
Diversified Telecommunication Services 1.1%
14,810	Verizon Communications, Inc.	783,893
NUMBER OF SHARES		VALUE
Electric Utilities 7.9%
6,338	Alliant Energy Corp.	$270,062
18,266	American Electric Power Co., Inc.	1,343,830
7,341	Duke Energy Corp.	617,452
10,873	Entergy Corp.	884,953
59,298	Exelon Corp.	2,336,934	(a)
11,060	FirstEnergy Corp.	338,657
		5,791,888
Equity Real Estate Investment Trusts 1.6%
8,030	American Homes 4 Rent Class A	175,375
5,927	Equity Residential	377,965
9,815	Prologis, Inc.	633,166
		1,186,506
Food & Staples Retailing 4.6%
34,010	Wal-Mart Stores, Inc.	3,358,487
Food Products 3.5%
14,094	Kraft Heinz Co.	1,095,950
33,693	Mondelez International, Inc. Class A	1,442,060
		2,538,010
Health Care Equipment & Supplies 2.3%
16,389	Abbott Laboratories	935,320	(a)
8,362	Danaher Corp.	776,161
		1,711,481
Health Care Providers & Services 0.8%
7,671	Express Scripts Holding Co.	572,563	*
Hotels, Restaurants & Leisure 3.5%
39,130	Carnival Corp.	2,597,058
Household Products 3.7%
29,707	Procter & Gamble Co.	2,729,479
Industrial Conglomerates 3.5%
4,625	3M Co.	1,088,586	(a)
84,917	General Electric Co.	1,481,802
		2,570,388
Insurance 4.1%
12,340	American International Group, Inc.	735,217
32,489	Athene Holding Ltd. Class A	1,680,006	*
3,364	Lincoln National Corp.	258,591
6,916	MetLife, Inc.	349,673
		3,023,487

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE
IT Services 0.5%
5,569	Paychex, Inc.	$379,138
Machinery 1.0%
5,001	WABCO Holdings, Inc.	717,644	*
Metals & Mining 4.9%
95,847	Newmont Mining Corp.	3,596,179
Multi-Utilities 1.2%
3,847	DTE Energy Co.	421,093
17,897	NiSource, Inc.	459,416
		880,509
Multiline Retail 1.4%
6,501	Kohl's Corp.	352,549
12,896	Macy's, Inc.	324,850
7,725	Nordstrom, Inc.	366,011
		1,043,410
Oil, Gas & Consumable Fuels 8.8%
82,945	Cabot Oil & Gas Corp.	2,372,227
6,200	Chevron Corp.	776,178
10,077	EQT Corp.	573,583
23,493	Exxon Mobil Corp.	1,964,954
7,206	Phillips 66	728,887
		6,415,829
Personal Products 0.8%
4,495	Estee Lauder Cos., Inc. Class A	571,944
Pharmaceuticals 9.2%
6,673	Eli Lilly & Co.	563,602
20,928	Johnson & Johnson	2,924,060
9,790	Merck & Co., Inc.	550,883
74,866	Pfizer, Inc.	2,711,647
		6,750,192
NUMBER OF SHARES		VALUE
Semiconductors & Semiconductor Equipment 1.0%
6,342	NXP Semiconductors NV	$742,585	*
Specialty Retail 2.6%
19,225	Gap, Inc.	654,803
11,816	L Brands, Inc.	711,560
5,122	Tiffany & Co.	532,432
		1,898,795
Textiles, Apparel & Luxury Goods 1.6%
2,342	lululemon athletica, Inc.	184,058	*
2,776	Ralph Lauren Corp.	287,843
9,277	VF Corp.	686,498
		1,158,399
	Total Common Stocks (Cost $59,714,342)	69,739,262
Short-Term Investments 6.7%
Investment Companies 6.7%
4,934,815	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21%(b) (Cost $4,934,815)	4,934,815	(c)
	Total Investments 101.9% (Cost $64,649,157)	74,674,077
	Liabilities Less Other Assets (1.9)%	(1,424,404	)(d)
	Net Assets 100.0%	$73,249,673

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $4,934,815.

(c)  Represents 7-day effective yield as of December 31, 2017.

(d)  Includes the impact of the Fund's open positions in derivatives at December 31, 2017.

See Notes to Financial Statements

6

Schedule of Investments Large Cap Value Portfolio (cont'd)

Derivative Instruments

Written option contracts ("options written")

At December 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
United Technologies Corp.	29	$(369,953)	$125	2/16/2018	$(13,340)
Banks
Bank of America Corp.	275	(811,800)	25	1/19/2018	(125,813)
Diversified Financial Services
Berkshire Hathaway, Inc.	99	(1,962,378)	175	1/19/2018	(238,590)
Food Products
Kraft Heinz Co.	76	(590,976)	75	2/16/2018	(29,640)
Industrial Conglomerates
General Electric Co.	211	(368,195)	15	2/16/2018	(54,438)
General Electric Co.	211	(368,195)	16	2/16/2018	(35,553)
					(89,991)
Oil, Gas & Consumable Fuels
Chevron Corp.	62	(776,178)	100	1/19/2018	(156,550)
Total Options Written (premiums received: $379,404)					$(653,924)

For the year ended December 31, 2017, the Fund had an average market value of $(220,748) in options written. The Fund had securities pledged in the amount of $3,084,180 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$69,739,262	$—	$—	$69,739,262
Short-Term Investments	—	4,934,815	—	4,934,815
Total Investments	$69,739,262	$4,934,815	$—	$74,674,077

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2017:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(653,924)	$—	$—	$(653,924)
Total	$(653,924)	$—	$—	$(653,924)

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$74,674,077
Dividends and interest receivable	86,790
Receivable for securities sold	865,051
Receivable for Fund shares sold	9,993
Receivable from broker	103,866
Prepaid expenses and other assets	14,794
Total Assets	75,754,571
Liabilities
Payable to investment manager (Note B)	34,218
Option contracts written, at value(b) (Note A)	653,924
Payable for securities purchased	1,657,352
Payable for Fund shares redeemed	68,904
Payable to administrator (Note B)	18,664
Accrued expenses and other payables	71,836
Total Liabilities	2,504,898
Net Assets	$73,249,673
Net Assets consist of:
Paid-in capital	$55,408,616
Undistributed net investment income (loss)	825,253
Accumulated net realized gains/(losses) on investments	7,265,404
Net unrealized appreciation/(depreciation) in value of investments	9,750,400
Net Assets	$73,249,673
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,384,892
Net Asset Value, offering and redemption price per share	$16.71
*Cost of Investments
(a) Unaffiliated issuers	$64,649,157
(b) Premium received form option contracts written	$379,404

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,512,541
Interest income—unaffiliated issuers	76,435
Foreign taxes withheld (Note A)	(303)
Total income	$1,588,673
Expenses:
Investment management fees (Note B)	400,325
Administration fees (Note B)	218,359
Audit fees	46,560
Custodian and accounting fees	47,644
Insurance expense	2,287
Legal fees	26,231
Shareholder reports	19,843
Trustees' fees and expenses	42,122
Miscellaneous	3,343
Total expenses	806,714
Custodian out-of-pocket expenses refunded (Note F)	(90,198)
Total net expenses	716,516
Net investment income/(loss)	$872,157
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/loss) on:
Transactions in investment securities of unaffiliated issuers	8,142,167
Settlement of foreign currency transactions	16
Expiration or closing of option contracts written	17,708
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	364,392
Option contracts written	(274,520)
Net gain/(loss) on investments	8,249,763
Net increase/(decrease) in net assets resulting from operations	$9,121,920

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$872,157	$528,833
Net realized gain/(loss) on investments	8,159,891	2,210,949
Change in net unrealized appreciation/(depreciation) of investments	89,872	12,260,639
Net increase/(decrease) in net assets resulting from operations	9,121,920	15,000,421
Distributions to Shareholders From (Note A):
Net investment income	(414,816)	(470,886)
Net realized gain on investments	(1,941,117)	(5,161,853)
Total distributions to shareholders	(2,355,933)	(5,632,739)
From Fund Share Transactions (Note D):
Proceeds from shares sold	7,712,376	26,374,250
Proceeds from reinvestment of dividends and distributions	2,355,933	5,632,739
Payments for shares redeemed	(22,206,583)	(16,092,373)
Net increase/(decrease) from Fund share transactions	(12,138,274)	15,914,616
Net Increase/(Decrease) in Net Assets	(5,372,287)	25,282,298
Net Assets:
Beginning of year	78,621,960	53,339,662
End of year	$73,249,673	$78,621,960
Undistributed net investment income/(loss) at end of year	$825,253	$414,944

See Notes to Financial Statements

10

Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price

11

as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $18,485.

5   Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $64,706,049. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $10,268,886 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $575,377, resulting in net unrealized appreciation of $9,693,509 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, prior year return of capital adjustments and non-taxable adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(47,032)	$47,032

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,951,874	$470,886	$404,059	$5,161,853	$2,355,933	$5,632,739

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,975,222	$4,172,326	$9,693,509	$—	$—	$17,841,057

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

13

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2017, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives at December 31, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the year ended December 31, 2017, the Fund used options written to enhance returns.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

14

At December 31, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Options written	Option contracts written, at value	$(653,924)	$(653,924)
Total Value-Liabilities		$(653,924)	$(653,924)

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Net realized gain/(loss) on: expiration or closing of option contracts	$17,708	$17,708
Total Realized Gain/(Loss)		$17,708	$17,708

Change in Appreciation/(Depreciation)

Derivative Type Statement of	Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(274,520)	(274,520)
Total Change in Appreciation/(Depreciation)		$(274,520)	(274,520)

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

15

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities (excluding option contracts) of $59,448,982 and $72,024,003, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

	For the Year Ended December 31,
	2017	2016
Shares Sold	488,560	1,832,266
Shares Issued on Reinvestment of Dividends and Distributions	145,788	406,990
Shares Redeemed	(1,408,535)	(1,125,032)
Total	(774,187)	1,114,224

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$90,198	$9,969

17

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$15.24		$13.19	$16.39	$15.04		$11.60
Income From Investment Operations:
Net Investment Income/(Loss)@	0.19		0.13	0.14	0.11		0.10
Net Gains or Losses on Securities (both realized and unrealized)	1.83		3.34	(2.00)	1.36		3.50
Total From Investment Operations	2.02		3.47	(1.86)	1.47		3.60
Less Distributions From:
Net Investment Income	(0.10)		(0.12)	(0.12)	(0.12)		(0.16)
Net Realized Capital Gains	(0.45)		(1.30)	(1.22)	—		—
Total Distributions	(0.55)		(1.42)	(1.34)	(0.12)		(0.16)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$16.71		$15.24	$13.19	$16.39		$15.04
Total Return†	13.36	%‡^	27.37%^	(11.80)%^	9.85	%^µ	31.14%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$73.2		$78.6	$53.3	$70.3		$69.9
Ratio of Gross Expenses to Average Net Assets#	1.11%		1.18%	1.14%	1.10%		1.13%
Ratio of Net Expenses to Average Net Assets	0.98	%ß	1.18%	1.14%	1.10%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.20	%ß	0.89%	0.89%	0.71%		0.78%
Portfolio Turnover Rate	91%		93%	153%	130%		165%

See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 13.22%.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Year Ended December 31, 2017
1.11%	1.06%

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Large Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Large Cap Value Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 9, 2018

20

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Large Cap Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

30

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it,

31

including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed its benchmark index over a period of time, the Board discussed with Management the Fund's performance, and met with the portfolio manager of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness with respect to the Fund's performance. In this regard, the Board noted that performance versus the benchmark is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance relative to its benchmark.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in

32

developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

33

The Board considered that, for the Fund's Class I shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board considered that as compared to its peer group, the Fund's Class I performance was lower than the median for the 10-year period, but higher than the median for the 1, 3 and 5-year periods. The Board also considered that the Fund's Class I performance was lower than its benchmark for the 3, 5 and 10-year periods, but higher for the 1-year period. The Board also considered the strong performance of Class I versus its benchmark for the 12 months ending August 31.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided and the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

32.89% of the dividends earned during the fiscal year ended December 31, 2017 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $404,059 as a capital gain distribution.

34

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2017

B1013 2/18

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I generated a 25.29% total return for the 12 months ended December 31, 2017, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 25.27% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Another strong quarter for the market capped off a tremendous year for equities and growth in particular. The market's accomplishments are all the more impressive when one considers 2017's near non-stop onslaught of disconcerting headlines, 24/7 partisan drama, macro worries and geopolitical flashpoints. Undeterred, and absent the markets perceiving any significant recessionary risk signals, this long-tenured and, in our opinion, fairly "rational" bull market continued to exhibit an intriguing lack of volatility as it proved very adept at turning a deaf ear to all manner of "noise," while proficiently processing compelling corporate results, which we believe has been the real driver of this market, and broadly positive economic trends. That positive momentum was further bolstered by an almost synchronous rise in global confidence which, in concert with a subdued dollar, led to a broadening of revenue opportunities beyond what has been a very insular domestic focus over the last eight plus years. It was also a constructive environment for higher qualitative approaches, such as ours, which benefitted from an increased relevancy for underlying fundamentals and a long overdue rotation that began to favor more forward-thinking strategic capital reinvestment strategies over the post-financial crisis dominant trend of financial reallocations back to shareholders. While we wouldn't consider the market to be extremely overvalued, current valuations are clearly not cheap either. However, with positive economic development there's been room for the market to grow and, in the absence of a broad market reset, key growth sector and industry group rotations have provided an alternative source of some timely buying opportunities.

On average over the trailing twelve months, the portfolio was overweight Health Care, Information Technology (IT) and Financials, essentially similarly weighted in Energy, and underweight Real Estate, Consumer Staples, Consumer Discretionary, Materials, Industrials and Telecommunication Services versus its benchmark. Driven by strong top- and bottom-line results, the portfolio's IT segment was the leading contributor to absolute and relative performance, which, along with positive allocation and selection decisions within Consumer Discretionary and Staples, was able to effectively offset weakness within the Materials and Financials sectors. At the industry level, strong stock selection within our overweight allocation to Health Care's Biotechnology industry proved highly additive, while our continued avoidance of highly cyclical, commodity-driven names within the Chemicals segment of Materials resulted in that industry being the leading detractor on a relative basis. Drilling down to our holdings, Neurocrine Biosciences represented our leading contributor to absolute performance, while O'Reilly Automotive proved to be the leading detractor. Neurocrine, a pharmaceutical company focused on treatments for neurological and endocrine-based diseases, was boosted by positive momentum from their newest product launch. O'Reilly, a specialty retailer and supplier of automotive aftermarket parts and supplies, struggled to exceed quarterly expectations and was further pressured by the potential for increased competition from Amazon. Given their mounting headwinds and lagging execution, we exited our position in O'Reilly.

In closing, while we don't anticipate 2018 will mirror the robust returns and fascinating calm demeanor of the markets in 2017, we are cautiously optimistic that the U.S. will remain a pro-growth environment, corporate earnings will continue to impress and support valuations and that it will largely remain a positive environment for active management and higher qualitative and differentiated small- and mid-cap growth companies.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.4%
Consumer Staples	1.7
Energy	2.3
Financials	7.7
Health Care	19.1
Industrials	18.0
Information Technology	28.3
Materials	2.7
Real Estate	0.6
Other	0.7
Short-Term Investment	4.5
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	25.29%	13.58%	7.46%	9.33%
Mid Cap Growth Portfolio Class S2	02/18/2003	24.56%	13.22%	7.16%	9.11%
Russell Midcap® Growth Index[1,3]		25.27%	15.30%	9.10%	8.39%
Russell Midcap® Index[1,3]		18.52%	14.96%	9.11%	9.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). Effective November 1, 2017, the total annual operating expense ratio is 1.11% for Class S shares after expense reimbursement and/or fee waiver. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

3

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17-12/31/17		Expense Ratio(c)
Class I	$1,000.00	$1,117.90	$4.86	(a)	0.91%
Class S	$1,000.00	$1,116.60	$6.14	(a)	1.15%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.62	$4.63	(b)	0.91%
Class S	$1,000.00	$1,019.41	$5.85	(b)	1.15%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

5

Schedule of Investments Mid Cap Growth Portfolio December 31, 2017

NUMBER OF SHARES		VALUE
Common Stocks 94.7%
Aerospace & Defense 2.2%
31,500	Harris Corp.	$4,461,975
37,500	KLX, Inc.	2,559,375	*
35,000	Maxar Technologies Ltd.	2,251,200
		9,272,550
Auto Components 1.6%
50,000	Aptiv PLC	4,241,500
46,666	Delphi Technologies PLC	2,448,565	*
		6,690,065
Automobiles 1.3%
36,500	Thor Industries, Inc.	5,501,280
Banks 2.7%
25,000	Comerica, Inc.	2,170,250
57,500	East West Bancorp, Inc.	3,497,725
25,500	SVB Financial Group	5,961,135	*
		11,629,110
Biotechnology 4.3%
32,500	BioMarin Pharmaceutical, Inc.	2,898,025	*
50,000	Bioverativ, Inc.	2,696,000	*
18,500	Bluebird Bio, Inc.	3,294,850	*
90,000	Neurocrine Biosciences, Inc.	6,983,100	*
30,000	TESARO, Inc.	2,486,100	*
		18,358,075
Capital Markets 4.3%
20,000	Affiliated Managers Group, Inc.	4,105,000
54,550	Cboe Global Markets, Inc.	6,796,385
10,000	MarketAxess Holdings, Inc.	2,017,500
57,500	Raymond James Financial, Inc.	5,134,750
		18,053,635
Chemicals 1.8%
65,000	Chemours Co.	3,253,900
42,500	Scotts Miracle-Gro Co.	4,547,075
		7,800,975
Commercial Services & Supplies 3.5%
52,500	Brink's Co.	4,131,750
33,000	Cintas Corp.	5,142,390
75,750	Waste Connections, Inc.	5,373,705
		14,647,845
NUMBER OF SHARES		VALUE
Communications Equipment 1.8%
11,500	Arista Networks, Inc.	$2,709,170	*
52,500	Motorola Solutions, Inc.	4,742,850
		7,452,020
Containers & Packaging 0.8%
30,000	Packaging Corp. of America	3,616,500
Distributors 1.1%
112,500	LKQ Corp.	4,575,375	*
Diversified Consumer Services 2.2%
53,050	Bright Horizons Family Solutions, Inc.	4,986,700	*
112,750	Service Corp. International	4,207,830
		9,194,530
Electrical Equipment 2.2%
75,000	AMETEK, Inc.	5,435,250
19,500	Rockwell Automation, Inc.	3,828,825
		9,264,075
Electronic Equipment, Instruments & Components 5.6%
71,000	Amphenol Corp. Class A	6,233,800
87,500	CDW Corp.	6,080,375
57,000	Cognex Corp.	3,486,120
120,000	Trimble, Inc.	4,876,800	*
18,500	Universal Display Corp.	3,194,025
		23,871,120
Equity Real Estate Investment Trust 0.6%
40,000	CyrusOne, Inc.	2,381,200
Food Products 1.7%
45,000	Lamb Weston Holdings, Inc.	2,540,250
76,500	Pinnacle Foods, Inc.	4,549,455
		7,089,705
Health Care Equipment & Supplies 4.6%
22,500	ABIOMED, Inc.	4,216,725	*
16,500	Align Technology, Inc.	3,666,135	*
25,100	Edwards Lifesciences Corp.	2,829,021	*
45,000	Hill-Rom Holdings, Inc.	3,793,050
64,500	Merit Medical Systems, Inc.	2,786,400	*
30,000	Nevro Corp.	2,071,200	*
2,500	Penumbra, Inc.	235,250	*
		19,597,781

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Health Care Providers & Services 3.1%
83,500	Acadia Healthcare Co., Inc.	$2,724,605	*
26,500	Centene Corp.	2,673,320	*
30,000	DaVita, Inc.	2,167,500	*
67,500	Encompass Health Corp.	3,335,175
65,000	Tivity Health, Inc.	2,375,750	*
		13,276,350
Health Care Technology 0.7%
55,000	Veeva Systems, Inc. Class A	3,040,400	*
Hotels, Restaurants & Leisure 3.5%
98,500	Aramark	4,209,890
130,000	MGM Resorts International	4,340,700
70,000	Red Rock Resorts, Inc. Class A	2,361,800
18,500	Vail Resorts, Inc.	3,930,695
		14,843,085
Industrial Conglomerates 1.4%
23,500	Roper Technologies, Inc.	6,086,500
Insurance 0.7%
31,500	Assurant, Inc.	3,176,460
Internet Software & Services 4.3%
26,000	CoStar Group, Inc.	7,720,700	*
47,000	LogMeIn, Inc.	5,381,500
16,000	MercadoLibre, Inc.	5,034,560
		18,136,760
IT Services 5.3%
45,000	DXC Technology Co.	4,270,500
50,500	Euronet Worldwide, Inc.	4,255,635	*
19,750	Fiserv, Inc.	2,589,817	*
62,500	Global Payments, Inc.	6,265,000
65,000	Square, Inc. Class A	2,253,550	*
33,500	Total System Services, Inc.	2,649,515
		22,284,017
Life Sciences Tools & Services 2.5%
24,500	Bio-Rad Laboratories, Inc. Class A	5,847,415	*
54,000	PRA Health Sciences, Inc.	4,917,780	*
		10,765,195
Machinery 5.6%
70,000	Fortive Corp.	5,064,500
125,000	Gardner Denver Holdings, Inc.	4,241,250	*
44,000	IDEX Corp.	5,806,680
146,750	Milacron Holdings Corp.	2,808,795	*
35,000	Stanley Black & Decker, Inc.	5,939,150
		23,860,375
NUMBER OF SHARES		VALUE
Multiline Retail 1.0%
40,000	Dollar Tree, Inc.	$4,292,400	*
Oil, Gas & Consumable Fuels 2.4%
35,000	Concho Resources, Inc.	5,257,700	*
37,500	Diamondback Energy, Inc.	4,734,375	*
		9,992,075
Pharmaceuticals 3.8%
47,500	Aerie Pharmaceuticals, Inc.	2,838,125	*
23,500	Jazz Pharmaceuticals PLC	3,164,275	*
50,000	Nektar Therapeutics	2,986,000	*
96,450	Zoetis, Inc.	6,948,258
		15,936,658
Professional Services 1.1%
78,000	WageWorks, Inc.	4,836,000	*
Road & Rail 1.9%
34,500	J.B. Hunt Transport Services, Inc.	3,966,810
30,000	Old Dominion Freight Line, Inc.	3,946,500
		7,913,310
Semiconductors & Semiconductor Equipment 3.9%
27,500	Lam Research Corp.	5,061,925
65,000	Microchip Technology, Inc.	5,712,200
50,000	Monolithic Power Systems, Inc.	5,618,000
		16,392,125
Software 6.4%
32,500	Autodesk, Inc.	3,406,975	*
34,000	Electronic Arts, Inc.	3,572,040	*
60,000	Proofpoint, Inc.	5,328,600	*
46,000	ServiceNow, Inc.	5,997,940	*
57,500	Take-Two Interactive Software, Inc.	6,312,350	*
15,000	Tyler Technologies, Inc.	2,655,750	*
		27,273,655
Specialty Retail 3.7%
47,000	Burlington Stores, Inc.	5,782,410	*
64,000	Five Below, Inc.	4,244,480	*
73,000	Ross Stores, Inc.	5,858,250
		15,885,140
Trading Companies & Distributors 1.1%
27,500	United Rentals, Inc.	4,727,525	*
	Total Common Stocks (Cost $297,093,450)	401,713,871

See Notes to Financial Statements

7

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Exchange Traded Funds 0.7%
25,000	iShares Russell Mid-Cap Growth ETF (Cost $2,836,676)	$3,016,000
Short-Term Investments 4.5%
Investment Companies 4.5%
19,090,450	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21%(a) (Cost $19,090,450)	19,090,450
	Total Investments 99.9% (Cost $319,020,576)	423,820,321
	Other Assets Less Liabilities 0.1%	273,753
	Net Assets 100.0%	$424,094,074

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$401,713,871	$—	$—	$401,713,871
Exchange Traded Funds	3,016,000	—	—	3,016,000
Short-Term Investments	—	19,090,450	—	19,090,450
Total Investments	$404,729,871	$19,090,450	$—	$423,820,321

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$423,820,321
Dividends and interest receivable	217,633
Receivable for securities sold	390,156
Receivable for Fund shares sold	259,554
Prepaid expenses and other assets	10,148
Total Assets	424,697,812
Liabilities
Payable to investment manager (Note B)	193,257
Due to custodian	2,225
Payable for Fund shares redeemed	135,286
Payable to administrator—net (Note B)	174,220
Accrued expenses and other payables	98,750
Total Liabilities	603,738
Net Assets	$424,094,074
Net Assets consist of:
Paid-in capital	$285,043,713
Undistributed net investment income/(loss)	—
Accumulated net realized gains/(losses) on investments	34,250,616
Net unrealized appreciation/(depreciation) in value of investments	104,799,745
Net Assets	$424,094,074
Net Assets
Class I	$106,421,562
Class S	317,672,512
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,830,048
Class S	12,328,942
Net Asset Value, offering and redemption price per share
Class I	$27.79
Class S	25.77
*Cost of Investments
(a) Unaffiliated issuers	$319,020,576

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,293,694
Interest income—unaffiliated issuers	212,263
Foreign taxes withheld (Note A)	(6,991)
Total income	$2,498,966
Expenses:
Investment management fees (Note B)	2,045,425
Administration fees (Note B):
Class I	290,627
Class S	842,473
Distribution fees (Note B):
Class S	702,061
Audit fees	46,560
Custodian and accounting fees	81,507
Insurance expense	12,301
Legal fees	136,042
Shareholder reports	17,034
Trustees' fees and expenses	43,286
Miscellaneous	21,416
Total expenses	4,238,732
Expenses reimbursed by Management (Note B)	(18,432)
Custodian out-of-pocket expenses refunded (Note F)	(286,595)
Total net expenses	3,933,705
Net investment income/(loss)	$(1,434,739)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	35,848,416
Settlement of foreign currency transactions	213
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	48,640,801
Net gain/(loss) on investments	84,489,430
Net increase/(decrease) in net assets resulting from operations	$83,054,691

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,434,739)	$(1,711,608)
Net realized gain/(loss) on investments	35,848,629	8,819,154
Change in net unrealized appreciation/(depreciation) of investments	48,640,801	6,724,225
Net increase/(decrease) in net assets resulting from operations	83,054,691	13,831,771
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	(1,908,113)	(3,945,881)
Class S	(6,175,835)	(11,953,217)
Total distributions to shareholders	(8,083,948)	(15,899,098)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	11,405,854	7,360,678
Class S	23,967,787	22,554,951
Proceeds from reinvestment of dividends and distributions:
Class I	1,908,113	3,945,881
Class S	6,175,835	11,953,217
Payments for shares redeemed:
Class I	(12,440,891)	(36,959,521)
Class S	(12,114,888)	(25,710,083)
Net increase/(decrease) from Fund share transactions	18,901,810	(16,854,877)
Net Increase/(Decrease) in Net Assets	93,872,553	(18,922,204)
Net Assets:
Beginning of year	330,221,521	349,143,725
End of year	$424,094,074	$330,221,521
Undistributed net investment income/(loss) at end of year	$—	$—

See Notes to Financial Statements

11

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange-traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of

12

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $28,265.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

13

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $319,222,402. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $108,443,676 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $3,845,757, resulting in net unrealized appreciation of $104,597,919 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of net operating losses netted against short term capital gains, adjustments related to real estate investment trusts ("REITs"), non-taxable adjustments to income and foreign currency gains and losses and prior year REIT/non-REIT adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(56,063)	$1,434,739	$(1,378,676)

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$8,083,948	$15,899,098	$8,083,948	$15,899,098

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$5,444,501	$29,007,941	$104,597,919	$—	$—	$139,050,361

The temporary difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and tax adjustments related to REITs.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on

14

the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement.

15

Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

				Expenses Reimbursed in Year Ending December 31,
				2015	2016	2017
				Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020
Class I	1.00%		12/31/20	$—	$—	$—
Class S	1.10	%(b)	12/31/20	—	—	18,432

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Prior to November 1, 2017, the contractual expense limitation was 1.25% for Class S.

16

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities of $209,129,326 and $202,086,538, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	456,710	72,249	(492,973)	35,986
Class S	1,018,271	252,075	(513,879)	756,467

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	336,199	180,672	(1,676,622)	(1,159,751)
Class S	1,126,637	585,655	(1,219,712)	492,580

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

17

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$286,595	$34,329

18

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$22.61		$22.73	$24.50		$41.07		$30.97
Income From Investment Operations:
Net Investment Income/(Loss)@	0.01		(0.08)	(0.14)		(0.19)		(0.19)
Net Gains or Losses on Securities (both realized and unrealized)	5.68		1.04	0.49		1.08		10.29
Total From Investment Operations	5.69		0.96	0.35		0.89		10.10
Less Distributions From:
Net Realized Capital Gains	(0.51)		(1.08)	(2.14)		(17.46)		—
Voluntary Contribution from Management	—		—	0.02		0.00		—
Net Asset Value, End of Year	$27.79		$22.61	$22.73		$24.50		$41.07
Total Return†	25.29	%^‡	4.40%^	1.28	%^µ	7.58	%µ	32.61%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$106.4		$85.8	$112.6		$69.6		$68.6
Ratio of Gross Expenses to Average Net Assets#	0.94%		0.99%	0.98%		1.00%		0.99%
Ratio of Net Expenses to Average Net Assets	0.65	%ß	0.99%	0.98%		1.00%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.04	%ß	(0.35)%	(0.54)%		(0.53)%		(0.57)%
Portfolio Turnover Rate	57%		54%	58	%ñ	64%		43%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$21.12		$21.35	$23.20		$39.95		$30.21
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.12)		(0.12)	(0.19)		(0.27)		(0.26)
Net Gains or Losses on Securities (both realized and unrealized)	5.28		0.97	0.46		0.98		10.00
Total From Investment Operations	5.16		0.85	0.27		0.71		9.74
Less Distributions From:
Net Realized Capital Gains	(0.51)		(1.08)	(2.14)		(17.46)		—
Voluntary Contribution from Management	—		—	0.02		0.00		—
Net Asset Value, End of Year	$25.77		$21.12	$21.35		$23.20		$39.95
Total Return†	24.56	%^‡	4.16%^	1.00	%^µ	7.31	%µ	32.24%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$317.7		$244.4	$236.6		$149.3		$127.8
Ratio of Gross Expenses to Average Net Assets	1.19	%#	1.24%	1.24%		1.25%		1.26%#
Ratio of Net Expenses to Average Net Assets	1.18	%ß	1.24%	1.24	%§	1.25	%§	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.52	)%ß	(0.59)%	(0.80)%		(0.78)%		(0.76)%
Portfolio Turnover Rate	57%		54%	58	%ñ	64%		43%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 4.35% and 4.11% for Class I and Class S, respectively. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I.

µ  Had the Fund not received a voluntary contribution, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ñ  On November 6, 2015, Mid Cap Growth acquired all of the net assets of Neuberger Berman Balanced Portfolio ("Balanced"), Neuberger Berman Growth Portfolio ("Growth") and Neuberger Berman Small Cap Growth Portfolio ("Small Cap Growth") in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2015	2014
Class S	1.24%	1.25%

21

Notes to Financial Highlights Mid Cap Growth Portfolio (cont'd)

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	(0.29)%
Class S	1.18%	(0.53)%

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

30

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

32

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Mid-Cap Growth Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

33

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

34

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed its benchmark index over a period of time, the Board discussed with Management the Fund's performance and met with the portfolio manager of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness with respect to the Fund's performance. In this regard, the Board noted that performance versus the benchmark, is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that although Management realized a profit on its management of the Fund, it experienced a loss on the Fund when all expenses were taken into account. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is

35

no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class S shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board noted that management was introducing a lower expense limit for Class S shares. The Board considered that as compared to its peer group, the performance of the Fund's Class S was higher than the median for the 1 and 3-year periods, but lower than the

36

median for the 5 and 10-year periods. The Board also considered that the performance of the Fund's Class S was lower than its benchmark for the 1, 3, 5 and 10-year periods. For this purpose and the fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes. The Board also considered the good performance of the Fund versus its benchmark for the 12 months ending August 31.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

39.71% of the dividends earned during the fiscal year ended December 31, 2017 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $8,083,948 as a capital gain distribution.

37

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2017

B1012 02/18

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I advanced a total return of 16.74% for the 12 months ended December 31, 2017, outperforming the Russell Midcap® Value Index, which posted a total return of 13.34% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Trump administration moved quickly to implement business friendly policies which have led to improved business and consumer confidence and have been well received in the market. We believe the new tax bill signed into law at year-end should be extremely favorable for corporate America and could lead to an increase in capital spending improving the already robust earnings outlook for 2018.

Large cap growth stocks have significantly outpaced smaller, value oriented companies both in 2017 and during the past nine years. This trend has resulted in a wide disparity in valuation between growth and value companies. With worldwide economic growth having shown recent signs of accelerating and the Trump tax plan appearing to us to favor the more value oriented sectors of the market, we believe this trend could reverse during 2018 as it did during the last few weeks of the year. This would favor our cash flow oriented, value investment style.

While market volatility remained historically low in 2017, individual stock volatility increased and companies that failed to meet analyst's expectations were severely punished. This impacted some of our holdings as our focus on value companies selling at material discounts to our estimates of intrinsic value1 that are undergoing change can, in the short run, experience temporary disruptions as their new strategic plan is taking hold. Market multiples are well above the ten-year average and leave little margin of safety for adverse economic or geopolitical events.

The portfolio benefited from stock picking and our overweight to the benchmark in the Technology sector. The largest performance contributors in Technology included ON Semiconductor and Skyworks Solutions. The purchase of Whole Foods by Amazon and Orbital ATK by Northrop Grumman at substantial premiums to our purchase price also helped performance during 2017. We sold out of our Whole Foods position after the merger was announced but before it was completed. Poor stock selection in the Health Care sector detracted from relative performance. An increasingly challenging environment for generic pharmaceutical companies caused Teva Pharmaceutical's stock to come under pressure following a substantial reduction in their earnings projections. The stock rallied off its lows as the newly appointed CEO presented a meaningful restructuring plan. Envision Healthcare also significantly lowered its earnings guidance. After declining sharply, the stock rallied at year-end as management announced its intention to explore alternatives to maximize shareholder value. In the Consumer area, TreeHouse Foods and Macy's also hurt performance for the year.

Looking ahead to 2018, it doesn't appear to us that a recession is on the horizon. While we believe the market is way overdue for a correction, absent a significant downturn in the economy a sustained bear market would be unusual. With the bull market entering its ninth year, we believe general stock market returns will be less robust and that individual stock picking should become more meaningful. Additionally, with clarity around tax reform, we anticipate merger and acquisition activity to accelerate during 2018. While the portfolio's discount to our estimate of intrinsic value has narrowed, some of our newer positions could begin to appreciate in value. We also anticipate that there will be some price improvement in a number of our lagging positions as managements' strategic plans take hold. In general, we believe that our cash generating franchise companies selling at material discounts to our estimates of intrinsic value should generate solid returns in what could be a less robust general market moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.8%
Consumer Staples	3.3
Energy	7.7
Financial Services	16.7
Health Care	11.2
Materials & Processing	4.4
Producer Durables	15.6
Technology	18.0
Utilities	5.7
Short-Term Investment	3.6
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	16.74%	14.16%	7.70%	8.84%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	16.35%	13.89%	7.46%	8.66%
Russell Midcap® Value Index[1,3]		13.34%	14.68%	9.10%	10.24%
Russell Midcap® Index[1,3]		18.52%	14.96%	9.11%	9.99%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.06% and 1.31% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17		Expense Ratio(c)
Class I	$1,000.00	$1,067.00	$5.00	(a)	0.96%
Class S	$1,000.00	$1,065.20	$6.51	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.37	$4.89	(b)	0.96%
Class S	$1,000.00	$1,018.90	$6.36	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio 12/31/17

NUMBER OF SHARES		VALUE
Common Stocks 96.3%
Aerospace & Defense 6.9%
27,550	General Dynamics Corp.	$5,605,047
29,900	Hexcel Corp.	1,849,315
19,800	Orbital ATK, Inc.	2,603,700
25,400	Spirit AeroSystems Holdings, Inc. Class A	2,216,150
		12,274,212
Airlines 2.3%
78,300	American Airlines Group, Inc.	4,073,949
Banks 7.0%
131,800	BankUnited, Inc.	5,366,896
56,800	BB&T Corp.	2,824,096
49,100	Comerica, Inc.	4,262,371
		12,453,363
Building Products 2.6%
121,510	Johnson Controls International PLC	4,630,746
Capital Markets 1.8%
32,300	State Street Corp.	3,152,803
Chemicals 3.3%
34,400	Ashland Global Holdings, Inc.	2,449,280
140,139	Valvoline, Inc.	3,511,883
		5,961,163
Commercial Services & Supplies 2.3%
243,000	Covanta Holding Corp.	4,106,700
Communications Equipment 1.4%
121,300	Ciena Corp.	2,538,809	*
Construction & Engineering 2.0%
21,700	Valmont Industries, Inc.	3,598,945
Electric Utilities 1.5%
43,700	Edison International	2,763,588
Electronic Equipment, Instruments & Components 2.6%
147,700	Flex Ltd.	2,657,123	*
27,900	Itron, Inc.	1,902,780	*
		4,559,903
NUMBER OF SHARES		VALUE
Equity Real Estate Investment Trusts 2.9%
113,300	CoreCivic, Inc.	$2,549,250
109,170	Invitation Homes, Inc.	2,573,137
		5,122,387
Food Products 3.3%
49,800	Hain Celestial Group, Inc.	2,111,022	*
76,000	TreeHouse Foods, Inc.	3,758,960	*
		5,869,982
Health Care Equipment & Supplies 3.2%
47,000	Zimmer Biomet Holdings, Inc.	5,671,490
Health Care Providers & Services 4.6%
140,300	Envision Healthcare Corp.	4,848,768	*
44,000	Molina Healthcare, Inc.	3,373,920	*
		8,222,688
Hotels, Restaurants & Leisure 1.8%
123,400	SeaWorld Entertainment, Inc.	1,674,538	*
12,700	Wyndham Worldwide Corp.	1,471,549
		3,146,087
Household Durables 1.9%
19,600	Whirlpool Corp.	3,305,344
Independent Power and Renewable Electricity Producers 2.0%
329,900	AES Corp.	3,572,817
IT Services 4.8%
26,600	Amdocs Ltd.	1,741,768
165,900	Conduent, Inc.	2,680,944	*
109,600	Teradata Corp.	4,215,216	*
		8,637,928
Media 4.8%
61,200	CBS Corp. Class B	3,610,800
38,150	Lions Gate Entertainment Corp. Class A	1,289,852	*
38,150	Lions Gate Entertainment Corp. Class B	1,210,881	*
121,100	MSG Networks, Inc. Class A	2,452,275	*
		8,563,808

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Mortgage Real Estate Investment Trust 1.8%
147,200	Starwood Property Trust, Inc.	$3,142,720
Multi-Utilities 2.1%
134,700	CenterPoint Energy, Inc.	3,820,092
Multiline Retail 1.8%
130,200	Macy's, Inc.	3,279,738
Oil, Gas & Consumable Fuels 5.8%
148,400	Cabot Oil & Gas Corp.	4,244,240
64,500	ONEOK, Inc.	3,447,525
85,400	Williams Cos., Inc.	2,603,846
		10,295,611
Pharmaceuticals 3.4%
46,400	Perrigo Co. PLC	4,044,224
107,900	Teva Pharmaceutical Industries Ltd. ADR	2,044,705
		6,088,929
Semiconductors & Semiconductor Equipment 4.2%
256,100	ON Semiconductor Corp.	5,362,734	*
23,200	Skyworks Solutions, Inc.	2,202,840
		7,565,574
Software 4.5%
42,700	Check Point Software Technologies Ltd.	4,424,574	*
222,500	Nuance Communications, Inc.	3,637,875	*
		8,062,449
NUMBER OF SHARES		VALUE
Specialty Retail 3.5%
64,300	Best Buy Co., Inc.	$4,402,621
131,200	Party City Holdco, Inc.	1,830,240	*
		6,232,861
Technology Hardware, Storage & Peripherals 2.9%
65,921	Western Digital Corp.	5,242,697
Trading Companies & Distributors 3.3%
112,400	AerCap Holdings NV	5,913,364	*
	Total Common Stocks (Cost $132,514,166)	171,870,747
Rights 0.0%(a)
Food & Staples Retailing 0.0%(a)
39,450	Safeway, Inc. (Casa Ley)	21,106	*(b)(c)
39,450	Safeway, Inc. (Property Development Centers)	0	*(b)(c)(d)
	Total Rights (Cost $41,146)	21,106
Short-Term Investments 3.6%
Investment Companies 3.6%
6,365,254	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21%(e) (Cost $6,365,254)	6,365,254
	Total Investments 99.9% (Cost $138,920,566)	178,257,107
	Other Assets Less Liabilities 0.1%	105,731
	Net Assets 100.0%	$178,362,838

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $0, which represents 0.0% of net assets of the Fund.

(e)  Represents 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio cont'd

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$171,870,747	$—	$—	$171,870,747
Rights(a)	—	—	21,106	21,106
Short-Term Investments	—	6,365,254	—	6,365,254
Total Investments	$171,870,747	$6,365,254	$21,106	$178,257,107

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2017
Rights(c)
Food & Staples Retailing	$10,652	$—	$—	$10,454	$—	$—	$—	$—	$21,106	$10,454
Total	$10,652	$—	$—	$10,454	$—	$—	$—	$—	$21,106	$10,454

(c)  As of the year ended December 31, 2017, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$178,257,107
Dividends and interest receivable	394,274
Receivable for Fund shares sold	12,495
Prepaid expenses and other assets	1,884
Total Assets	178,665,760
Liabilities
Payable to investment manager (Note B)	82,795
Payable for Fund shares redeemed	77,230
Payable to administrator—net (Note B)	62,106
Accrued expenses and other payables	80,791
Total Liabilities	302,922
Net Assets	$178,362,838
Net Assets consist of:
Paid-in capital	$130,041,450
Undistributed net investment income/(loss)	1,130,937
Accumulated net realized gains/(losses) on investments	7,853,910
Net unrealized appreciation/(depreciation) in value of investments	39,336,541
Net Assets	$178,362,838
Net Assets
Class I	$119,112,775
Class S	59,250,063
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,084,656
Class S	2,666,696
Net Asset Value, offering and redemption price per share
Class I	$19.58
Class S	22.22
*Cost of Investments
(a) Unaffiliated issuers	$138,920,566

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,948,334
Interest income—unaffiliated issuers	75,716
Foreign taxes withheld (Note A)	(12,486)
Total income	$3,011,564
Expenses:
Investment management fees (Note B)	945,908
Administration fees (Note B):
Class I	339,364
Class S	176,586
Distribution fees (Note B):
Class S	147,155
Audit fees	46,560
Custodian and accounting fees	58,612
Insurance expense	5,609
Legal fees	61,527
Repayment to Management of expenses previously assumed by Management (Note B)	6,246
Shareholder reports	21,073
Trustees' fees and expenses	42,525
Miscellaneous	9,387
Total expenses	1,860,552
Custodian out-of-pocket expenses refunded (Note F)	(29,788)
Total net expenses	1,830,764
Net investment income/(loss)	$1,180,800
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	17,280,535
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	7,764,324
Net gain/(loss) on investments	25,044,859
Net increase/(decrease) in net assets resulting from operations	$26,225,659

See Notes to Financial Statements

9

Statements of Changes in Net Assets

	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,180,800	$1,562,437
Net realized gain/(loss) on investments	17,280,535	(6,405,396)
Change in net unrealized appreciation/(depreciation) of investments	7,764,324	27,638,506
Net increase/(decrease) in net assets resulting from operations	26,225,659	22,795,547
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(961,599)	(635,017)
Class S	(290,561)	(130,629)
Net realized gain on investments:
Class I	—	(7,219,441)
Class S	—	(3,562,341)
Total distributions to shareholders	(1,252,160)	(11,547,428)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	21,410,589	20,771,315
Class S	9,368,377	6,119,027
Proceeds from reinvestment of dividends and distributions:
Class I	961,599	7,854,458
Class S	290,561	3,692,970
Payments for shares redeemed:
Class I	(24,400,598)	(21,510,721)
Class S	(15,887,986)	(12,774,496)
Net increase/(decrease) from Fund share transactions	(8,257,458)	4,152,553
Net Increase/(Decrease) in Net Assets	16,716,041	15,400,672
Net Assets:
Beginning of year	161,646,797	146,246,125
End of year	$178,362,838	$161,646,797
Undistributed net investment income/(loss) at end of year	$1,130,937	$1,237,980

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

11

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $13,994.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $138,484,747. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $43,258,961 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $3,486,601, resulting in net unrealized appreciation of $39,772,360 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year adjustments, return of capital distributions from real estate investment trusts ("REITs") and capital gain distributions from REITs. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(33)	$(35,683)	$35,716

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,252,160	$766,176	$—	$10,781,252	$1,252,160	$11,547,428

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,130,937	$7,418,091	$39,772,360	—	$—	$48,321,388

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were

13

considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $9,779,072.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of

14

their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to

15

the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, Class S repaid repayment Management $6,246 under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020
Class I	1.50%	12/31/20	$—	$—	$—
Class S	1.25%	12/31/21	16,463	23,969	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities of $60,387,871 and $57,538,508, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,178,093	50,293	(1,333,957)	(105,571)
Class S	459,971	13,384	(774,232)	(300,877)

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,283,423	501,562	(1,316,975)	468,010
Class S	330,018	207,820	(696,761)	(158,923)

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$29,788	$2,504

17

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$16.91		$15.85	$17.87	$16.38		$12.09
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14		0.18	0.07	0.20		0.17
Net Gains or Losses on Securities (both realized and unrealized)	2.69		2.27	(1.53)	1.98		4.30
Total From Investment Operations	2.83		2.45	(1.46)	2.18		4.47
Less Distributions From:
Net Investment Income	(0.16)		(0.11)	(0.14)	(0.19)		(0.18)
Net Realized Capital Gains	—		(1.28)	(0.42)	(0.50)		—
Total Distributions	(0.16)		(1.39)	(0.56)	(0.69)		(0.18)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$19.58		$16.91	$15.85	$17.87		$16.38
Total Return†	16.74	%‡^	16.17%^	(8.34)%^	13.84	%µ	37.05%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$119.1		$104.7	$90.7	$92.4		$84.1
Ratio of Gross Expenses to Average Net Assets#	0.99%		1.05%	1.03%	1.02%		1.03%
Ratio of Net Expenses to Average Net Assets	0.97	%ß	1.05%	1.03%	1.02%		1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.79	%ß	1.12%	0.42%	1.20%		1.16%
Portfolio Turnover Rate	35%		36%	41%	30%		35%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$19.19		$17.78	$19.95	$18.20		$13.43
Income From Investment Operations:
Net Investment Income/(Loss)@	0.10		0.17	0.04	0.18		0.15
Net Gains or Losses on Securities both realized and unrealized)	3.03		2.57	(1.72)	2.21		4.77
Total From Investment Operations	3.13		2.74	(1.68)	2.39		4.92
Less Distributions From:
Net Investment Income	(0.10)		(0.05)	(0.07)	(0.14)		(0.15)
Net Realized Capital Gains	—		(1.28)	(0.42)	(0.50)		—
Total Distributions	(0.10)		(1.33)	(0.49)	(0.64)		(0.15)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$22.22		$19.19	$17.78	$19.95		$18.20
Total Return†	16.35	%‡^	15.98%^	(8.52)%^	13.56	%µ	36.71%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$59.3		$56.9	$55.6	$62.9		$62.5
Ratio of Gross Expenses to Average Net Assets#	1.25%		1.30%	1.28%	1.27%		1.28%
Ratio of Net Expenses to Average Net Assets	1.25	%ß§	1.25%	1.25%	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.49	%ß	0.91%	0.18%	0.97%		0.95%
Portfolio Turnover Rate	35%		36%	41%	30%		35%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal period shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.99%	0.77%
Class S	1.25%	0.48%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net of net expenses to average net assets would have been:

Year Ended December 31, 2017
Class S	1.24%

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Intrinsic Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Mid Cap Intrinsic Value Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

21

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

29

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

32

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

33

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed its benchmark index over a period of time, the Board discussed with Management the Fund's performance and met with the portfolio manager of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness with respect to the Fund's performance. In this regard, the Board noted that performance versus the benchmark is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance relative to its benchmark.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that although Management realized a profit on its management of the Fund, it experienced a loss on the Fund when all expenses were taken into account. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is

34

no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class I shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board looked at the Fund's Class I as a proxy for both of the Fund's classes. The Board considered that as compared to its peer group, the performance of the Fund's Class I was lower than the median for the 3 and 5-year periods, but equal to the median for the

35

1 and 10-year periods. The Board also considered that the performance of the Fund's Class I was lower than its benchmark for the 1, 3, 5 and 10-year periods. The Board also considered the strong performance of Class I versus its benchmark for the 12 months ending August 31.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided and the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100% of the dividends earned during the fiscal year ended December 31, 2017 qualify for the dividends received deduction for corporate shareholders.

36

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2017

B1011 02/18

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 0.89% total return for the 12 months ended December 31, 2017, outperforming its benchmark, the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index, which returned 0.84% for the same period.

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved higher, whereas longer-term rates modestly declined. Short-term rates rose as the Federal Reserve (Fed) raised interest rates three times during the year. The U.S. central bank also started the process of paring its balance sheet. Meanwhile, longer-term rates declined given overall strong demand and relatively benign inflation. For the 12 months ended December 31, 2017, the yield on the two-year Treasury moved 69 basis points (bps) higher, whereas the 10-year Treasury yield declined five bps. The spread sectors (nongovernmental fixed income investments with higher yields and greater risk than governmental instruments) generated positive returns during the reporting period.

The primary contributor to the Fund's performance during the reporting period was its significant overweight to investment grade corporate bonds. Their spreads narrowed against a backdrop of generally strong corporate fundamentals and robust investor demand. Out-of-benchmark allocations to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also contributed to performance. Elsewhere, the Fund maintained a defensive duration position relative to the benchmark, with an underweight to the shorter end of the yield curve. This positioning was beneficial as short-term rates rose sharply during the year in conjunction with the three Fed interest rate hikes. The Fund's use of Treasury futures detracted from performance. Detracting from performance was our lack of exposure to agency debt, which is a result of our view that short duration agency debt is richly priced.

The Fund maintained an overweight to the spread sectors and an underweight to Treasuries and agency debt during the year. However, several adjustments were made to the Fund, including increasing its overweights to investment grade corporate bonds and CMBS. In both cases, we found attractive investment opportunities. This was funded by reducing its allocation to Treasuries. We also reinvested ABS, agency mortgage-backed security and residential mortgage-backed security paydowns into investment grade corporate bonds and CMBS.

With the spread between short- and long-dated Treasuries currently at 10 year lows, many are concerned that the end of the long-lived economic cycle may be near. Despite this red flag, however, we don't believe a contraction in economic activity is likely in the near future. We think rates overall will remain low and the global search for yield will persist. We anticipate Fed interest rate increases to continue at a pace similar to that of 2017, with two or three rate hikes in 2018. Finally, we believe headline inflation in the U.S. should move toward 2.5% (from the current level of 2.1% over the last twelve months, as measured by the Consumer Price Index) by the end of 2018, which we anticipate will put steepening pressure on the yield curve given the low inflation expectations priced in the market. The path of inflation will determine the end of the business cycle, which has been chugging along since 2009. An unanticipated pickup in inflation likely would force all central banks to begin or accelerate their rate hikes, bringing the current economic expansion to an end.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	12.1%
Corporate Bonds	46.4
Mortgage-Backed Securities	31.2
U.S. Treasury Obligations	6.8
Short-Term Investment	3.0
Other Assets Less Liabilities	0.5 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life Of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.89%	0.70%	1.16%	4.77%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index[1,2]		0.84%	0.84%	1.85%	5.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

For the period ended December 31, 2017, the 30-day SEC yield was 1.22% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.88% for Class I shares (before expense reimbursements and/ or fee waivers, if any). The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to the Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

3

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17
Class I	$1,000.00	$1,000.40	$4.24	(a)(c)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.97	$4.28	(b)(c)

(a)  Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

5

Schedule of Investments Short Duration Bond Portfolio December 31, 2017

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 6.8%
	U.S. Treasury Notes
$4,200,000	0.88%, due 5/15/19	$4,144,448
4,850,000	1.63%, due 10/15/20	4,806,552
	Total U.S. Treasury Obligations (Cost $8,976,601)	8,951,000
Mortgage-Backed Securities 31.2%
Adjustable Mixed Balance 0.7%
251,933	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1 Mo. USD LIBOR + 1.13%, (2.49%), due 6/19/34	244,457	(a)
677,157	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 3.50%, due 12/25/34	690,124	(b)
		934,581
Commercial Mortgage-Backed 23.5%
1,049,422	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50 CD Mortgage Trust	1,042,563
720,177	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	715,230
2,702,265	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,673,810
1,862,726	Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,843,908
	Commercial Mortgage Pass-Through Certificates
1,782,424	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	1,775,558
337,451	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	336,542
820,127	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	816,820
721,726	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	719,201
60,714	Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	60,665
865,787	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	860,565
1,061,346	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	1,054,917
1,052,854	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	1,050,185
1,480,174	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	1,473,707
1,422,095	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	1,399,922
584,589	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	581,869
901,431	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	893,199	(c)
	Morgan Stanley Bank of America Merrill Lynch Trust
1,403,989	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	1,384,639
1,396,508	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	1,384,280
1,159,629	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	1,141,689
2,626,617	UBS Commercial Mortgage Trust, Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	2,599,936
	Wells Fargo Commercial Mortgage Trust
591,579	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	589,291
1,704,399	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,677,175
1,913,958	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	1,897,307
1,367,800	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	1,355,241
1,536,552	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	1,528,861
		30,857,080
Fannie Mae 4.1%
	Pass-Through Certificates
948,618	3.50%, due 10/1/25	979,535
2,009,021	3.00%, due 9/1/27	2,048,239
2,235,428	4.50%, due 5/1/41 – 5/1/44	2,392,759
		5,420,533

See Notes to Financial Statements

6

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Freddie Mac 2.9%
	Pass-Through Certificates
$1,074,819	3.50%, due 5/1/26	$1,111,357
1,469,342	3.00%, due 1/1/27	1,497,523
1,149,482	4.50%, due 11/1/39	1,226,970
		3,835,850
	Total Mortgage-Backed Securities (Cost $41,415,933)	41,048,044
Corporate Bonds 46.4%
Aerospace & Defense 1.5%
1,290,000	Northrop Grumman Corp., 2.08%, due 10/15/20	1,279,393
665,000	Rockwell Collins, Inc., 1.95%, due 7/15/19	661,528
		1,940,921
Agriculture 1.2%
1,600,000	BAT Capital Corp., 2.30%, due 8/14/20	1,591,090	(c)
Auto Manufacturers 3.0%
885,000	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	874,564	(c)
	Ford Motor Credit Co. LLC
1,120,000	3 Mo. USD LIBOR + 0.94%, (2.29%), due 1/9/18	1,120,098	(a)
2,000,000	2.02%, due 5/3/19	1,990,765
		3,985,427
Banks 15.5%
	Bank of America Corp.
620,000	Ser. L, 2.60%, due 1/15/19	622,081
2,335,000	5.63%, due 7/1/20	2,523,189
1,125,000	Capital One Financial Corp., 2.50%, due 5/12/20	1,123,522
1,125,000	Capital One N.A., 2.35%, due 8/17/18	1,126,752
1,950,000	Citigroup, Inc., 2.45%, due 1/10/20	1,950,800
2,615,000	Goldman Sachs Group, Inc., 2.60%, due 4/23/20	2,618,408
2,180,000	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,178,423
2,545,000	Morgan Stanley, 2.45%, due 2/1/19	2,551,273
605,000	MUFG Americas Holdings Corp., 1.63%, due 2/9/18	604,880
780,000	National Australia Bank Ltd., 1.38%, due 7/12/19	770,200
1,550,000	Wells Fargo & Co., Ser. N, 2.15%, due 1/30/20	1,546,517
2,795,000	Westpac Banking Corp., 2.15%, due 3/6/20	2,782,392
		20,398,437
Beverages 1.6%
2,115,000	Anheuser-Busch InBev Finance, Inc., 1.90%, due 2/1/19	2,110,471
Biotechnology 1.4%
1,850,000	Gilead Sciences, Inc., 3 Mo. USD LIBOR + 0.17%, (1.80%), due 9/20/18	1,850,220	(a)
Commercial Services 1.8%
2,210,000	ERAC USA Finance LLC, 5.25%, due 10/1/20	2,358,465	(c)

See Notes to Financial Statements

7

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Diversified Financial Services 2.5%
$850,000	AIG Global Funding, 2.15%, due 7/2/20	$842,417	(c)
2,465,000	American Express Co., 2.20%, due 10/30/20	2,444,595
		3,287,012
Electric 2.4%
865,000	Dominion Energy, Inc., 2.58%, due 7/1/20	865,305
500,000	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	494,448
1,340,000	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,414,243
370,000	Southern Co., 1.55%, due 7/1/18	369,249
		3,143,245
Household Products—Wares 0.9%
1,250,000	Reckitt Benckiser Treasury Services PLC, 2.13%, due 9/21/18	1,251,104	(c)
Media 1.6%
650,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	662,074
740,000	Discovery Communications LLC, 2.20%, due 9/20/19	736,502
680,000	Thomson Reuters Corp., 4.70%, due 10/15/19	707,849
		2,106,425
Miscellaneous Manufacturer 1.1%
1,420,000	Siemens Financieringsmaatschappij NV, 3 Mo. USD LIBOR + 0.34%, (1.94%), due 3/16/20	1,425,155	(a)(c)
Oil & Gas 2.2%
735,000	BP AMI Leasing, Inc., 5.52%, due 5/8/19	764,827	(c)
805,000	BP Capital Markets PLC, 1.68%, due 5/3/19	800,695
1,375,000	Canadian Natural Resources Ltd., 1.75%, due 1/15/18	1,374,754
		2,940,276
Pharmaceuticals 2.9%
	AbbVie, Inc.
555,000	1.80%, due 5/14/18	554,727
1,325,000	2.50%, due 5/14/20	1,329,004
900,000	Mylan NV, 2.50%, due 6/7/19	898,989
1,080,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,070,106
		3,852,826
Pipelines 1.9%
	Enterprise Products Operating LLC
390,000	1.65%, due 5/7/18	389,479
1,525,000	2.55%, due 10/15/19	1,529,639
490,000	Kinder Morgan Energy Partners L.P., 6.85%, due 2/15/20	530,737
		2,449,855
REITs 1.5%
1,945,000	Simon Property Group L.P., 1.50%, due 2/1/18	1,944,769	(c)
Retail 1.6%
2,065,000	CVS Health Corp., 1.90%, due 7/20/18	2,064,370

See Notes to Financial Statements

8

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecommunications 1.8%
$2,220,000	AT&T, Inc., 5.20%, due 3/15/20	$2,346,452
	Total Corporate Bonds (Cost $61,267,104)	61,046,520
Asset-Backed Securities 12.1%
90,468	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	90,449
800,000	Bank of America Credit Card Trust, Ser. 2017-A1, Class A1, 1.95%, due 8/15/22	796,289
2,800,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	2,771,512
4,200,000	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	4,150,582
	Citibank Credit Card Issuance Trust
1,870,000	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	1,857,211
1,400,000	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	1,391,039
586,297	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 1 Mo. USD LIBOR + 0.22%, (1.77%), due 9/26/33	583,417	(a)
1,400,000	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	1,391,233
348,561	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	348,087
838,781	SLM Student Loan Trust, Ser. 2013-2, Class A, 1 Mo. USD LIBOR + 0.45%, (1.78%), due 9/25/43	840,218	(a)
345,115	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	344,858
1,425,000	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	1,415,631	(c)
	Total Asset-Backed Securities (Cost $16,017,839)	15,980,526
NUMBER OF SHARES
Short-Term Investments 3.0%
Commercial Paper 1.4%
1,855,000	Energy Transfer Partners L.P., 2.33%, due 1/17/18	1,853,104	(d)(e)
Investment Companies 1.6%
2,098,977	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21%(f)	2,098,977	(e)
	Total Short-Term Investments (Cost $3,952,081)	3,952,081
	Total Investments 99.5% (Cost $131,629,558)	130,978,171
	Other Assets Less Liabilities 0.5%	666,942	(g)
	Net Assets 100.0%	$131,645,113

(a)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2017 and changes periodically.

  Benchmarks for Variable/Floating Rates:
LIBOR (USD)—London Interbank Offered Rate

(b)  Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2017.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2017, these securities amounted to $13,361,221 which represents 10.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Rate shown was the discount rate at the date of purchase.

See Notes to Financial Statements

9

Schedule of Investments Short Duration Bond Portfolio (cont'd)

(e)  All or a portion of this security is segregated in connection with obligations for futures contracts with a total value of $3,952,081.

(f)  Represents 7-day effective yield as of December 31, 2017.

(g)  Includes the impact of the Fund's open positions in derivatives at December 31, 2017.

Derivative Instruments

Futures contracts ("futures")

At December 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2018	35	U.S. Treasury Note, 2 Year	$7,493,828	$(16,406)
Total Futures				$(16,406)

At December 31, 2017, the Fund had $37,899 deposited in a segregated account to cover margin requirements on open futures.

For the year ended December 31, 2017, the average notional value of futures for the Fund was $6,360,129 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$8,951,000	$—	$8,951,000
Mortgage-Backed Securities(a)	—	41,048,044	—	41,048,044
Corporate Bonds(a)	—	61,046,520	—	61,046,520
Asset-Backed Securities	—	15,980,526	—	15,980,526
Short-Term Investments(a)	—	3,952,081	—	3,952,081
Total Investments	$—	$130,978,171	$—	$130,978,171

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

10

Schedule of Investments Short Duration Bond Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of December 31, 2017:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(16,406)	$—	$—	$(16,406)
Total	$(16,406)	$—	$—	$(16,406)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

11

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$130,978,171
Cash collateral on deposit with broker for futures contracts (Note A)	37,899
Interest receivable	619,412
Receivable for Fund shares sold	235,271
Prepaid expenses and other assets	3,447
Total Assets	131,874,200
Liabilities
Payable to investment manager (Note B)	28,128
Payable for Fund shares redeemed	40,040
Payable to administrator (Note B)	45,005
Payable for accumulated variation margin on futures contracts (Note A)	16,406
Accrued expenses and other payables	99,508
Total Liabilities	229,087
Net Assets	$131,645,113
Net Assets consist of:
Paid-in capital	$164,032,560
Undistributed net investment income/(loss)	1,913,864
Accumulated net realized gains/(losses) on investments	(33,633,518)
Net unrealized appreciation/(depreciation) in value of investments	(667,793)
Net Assets	$131,645,113
Shares Outstanding ($.001 par value; unlimited shares authorized)	12,579,687
Net Asset Value, offering and redemption price per share	$10.46
*Cost of Investments
(a) Unaffiliated issuers	$131,629,558

See Notes to Financial Statements

12

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,444,919
Expenses:
Investment management fees (Note B)	343,622
Administration fees (Note B)	549,796
Audit fees	57,170
Custodian and accounting fees	82,269
Insurance expense	5,160
Legal fees	51,174
Shareholder reports	32,596
Trustees' fees and expenses	42,401
Interest expense (Note A)	626
Miscellaneous	6,438
Total expenses	1,171,252
Custodian out-of-pocket expenses refunded (Note F)	(143,479)
Total net expenses	1,027,773
Net investment income/(loss)	$1,417,146
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(76,769)
Expiration or closing of futures contracts	(40,139)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	29,254
Futures contracts	(12,294)
Net gain/(loss) on investments	(99,948)
Net increase/(decrease) in net assets resulting from operations	$1,317,198

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,417,146	$1,087,133
Net realized gain/(loss) on investments	(116,908)	902,001
Change in net unrealized appreciation/(depreciation) of investments	16,960	(28,117)
Net increase/(decrease) in net assets resulting from operations	1,317,198	1,961,017
Distributions to Shareholders From (Note A):
Net investment income	(1,965,876)	(1,778,567)
From Fund Share Transactions (Note D):
Proceeds from shares sold	11,436,459	32,335,688
Proceeds from reinvestment of dividends and distributions	1,965,876	1,778,567
Payments for shares redeemed	(24,109,698)	(51,307,740)
Net increase/(decrease) from Fund share transactions	(10,707,363)	(17,193,485)
Net Increase/(Decrease) in Net Assets	(11,356,041)	(17,011,035)
Net Assets:
Beginning of year	143,001,154	160,012,189
End of year	$131,645,113	$143,001,154
Undistributed net investment income/(loss) at end of year	$1,913,864	$1,965,775

See Notes to Financial Statements

14

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2

15

inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Commercial paper is valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $67,545.

16

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $131,886,438. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $141,616 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $1,049,884, resulting in net unrealized depreciation of $908,268 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(45,541,698)	$496,819	$45,044,879

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Total
2017	2016	2017	2016
$1,965,876	$1,778,567	$1,965,876	$1,778,567

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,913,864	$—	$(908,268)	$(33,393,043)	$—	$(32,387,447)

17

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2018
$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$23,467,143	$2,029,244

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund had capital loss carryforwards expire of $45,541,698.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

18

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2017, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, at December 31, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended December 31, 2017, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the

19

timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At December 31, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(16,406)	$(16,406)
Total Value—Liabilities		$(16,406)	$(16,406)

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain (loss) on: expiration or closing of futures contracts	$(40,139)	$(40,139)
Total Realized Gain (Loss)		$(40,139)	$(40,139)

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(12,294)	$(12,294)
Total Change in Appreciation/(Depreciation)		$(12,294)	$(12,294)

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally,

20

Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2015	2016	2017
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(a)	Expiration	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, was retained by Management through December 31, 2015, to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by NBFI under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding futures) for the year ended December 31, 2017 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$33,530,464	$80,729,750	$42,225,264	$82,112,717

21

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

	For the Year Ended December 31,
	2017	2016
Shares Sold	1,080,443	3,059,430
Shares Issued on Reinvestment of Dividends and Distributions	187,405	168,745
Shares Redeemed	(2,281,644)	(4,838,177)
Total	(1,013,796)	(1,610,002)

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$143,479	$15,861

Note G—Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

22

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.52		$10.52	$10.66	$10.78		$10.95
Income From Investment Operations:
Net Investment Income/(Loss)@	0.11		0.07	0.02	0.07		0.07
Net Gains or Losses on Securities (both realized and unrealized)	(0.02)		0.06	0.00	0.00		(0.00)
Total From Investment Operations	0.09		0.13	0.02	0.07		0.07
Less Distributions From:
Net Investment Income	(0.15)		(0.13)	(0.16)	(0.19)		(0.24)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$10.46		$10.52	$10.52	$10.66		$10.78
Total Return†	0.89	%‡^	1.22%^	0.18%^	0.61	%µ	0.62%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$131.6		$143.0	$160.0	$184.6		$227.7
Ratio of Gross Expenses to Average Net Assets#	0.85%		0.88%	0.84%	0.82%		0.80%
Ratio of Net Expenses to Average Net Assets	0.75	%ß	0.88%	0.84%	0.82%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.03	%ß	0.68%	0.19%	0.69%		0.64%
Portfolio Turnover Rate	87%		79%	65%	58%		72%

See Notes to Financial Highlights

23

Notes to Financial Highlights Short Duration Bond Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refund (see Note F of Notes to Financial Statements), the expense ratio would have been 0.79%

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received the class action proceeds in 2016, the total return based on per share NAV for the year ended December 31, 2015 would have been 0.64%. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Short Duration	0.85%	0.92%

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Short Duration Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Short Duration Bond Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

25

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

32

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013—2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

34

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Short Duration Bond Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

35

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

36

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed its benchmark index over certain periods, the Board discussed with Management the Fund's performance and met with the portfolio managers of the Fund during the preceding 12 months to discuss performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance versus the benchmark is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance relative to its benchmark.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is

37

no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class I shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board considered that as compared to its peer group, the Fund's Class I performance was equal to the median for the 1-year period, and higher than the median for the 3, 5 and 10-year periods. The Board also considered that the Fund's Class I performance

38

was lower than its benchmark for the 1, 3 and 10-year periods, but higher for the 5-year period. The Board also noted that the Fund's risk/return ratio was significantly better than the median of the broad universe for the 3 and 5-year periods.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

39

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2017

B1017 2/18

Socially Responsive Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio Class I generated a total return of 18.43% for the 12 months ended December 31, 2017, lagging the 21.83% total return of its benchmark, the S&P 500® Index (the "Index"), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During 2017, Index returns outpaced earnings growth as multiples continued to expand within a backdrop of slow, steady economic growth, low inflation, low volatility and supportive monetary policy. This environment benefited stocks with high revenue growth. Returns of many established businesses lagged as investors became concerned about the threat posed by disruptive technologies to such businesses' growth and profitability. Though this environment adversely impacted a handful of our portfolio holdings, it also created some attractive investment opportunities.

During the year, our Financials, Materials and Telecommunication Services holdings outperformed the Index. Top individual performers included Progressive, which continued to demonstrate profitable growth in automotive insurance, driven by robust underwriting practices and superior market segmentation. Aptiv1 benefitted from the trend toward auto safety, electrification, and fuel efficiency improvements; and Texas Instruments saw accelerated earnings driven by demand in the core analog market, tied to trends in automation, energy efficiency and safety.

The Consumer Discretionary, Energy and Information Technology sectors detracted from relative performance. Despite gaining market share, Newell Brands, which has been impacted by a weak retail environment, compounded by inventory destocking and hurricane-related resin price spikes, detracted from relative performance. From our perspective, these are transitory issues. Noble Energy underperformed largely due to continued weak energy commodity pricing; and Advance Auto Parts, a holding added this year, felt pressure from market fears around disintermediation from online competition. Given that auto parts are needed within a short time window, we consider this an overreaction.

In addition to Advance Auto Parts, during the year we added Cognizant Technology Solutions, Comcast, Fastenal and Compass Group. Compass, the UK-based multinational contract foodservice company, serves offices, schools, hospitals and other facilities. We view its focus on health and wellness as a competitive advantage within a market we find attractive given its fragmentation. Compass has been enjoying industry-leading margins, low leverage, high rates of return, and good free cash flow conversion, and has a history of returning surplus capital to shareholders.

Sales during the year included Alliance Data Systems, Level 3 Communications, NOW Inc., Robert Half International, Eversource Energy, Manpower Group and Motorola Solutions, Inc. Sales, generally, were on valuation considerations, with a majority of the names returned to our prospect list.

Looking ahead, we continue to anticipate a steady slow-growth environment in the U.S. but are incrementally cautious given a full labor market and the prospects for tightening monetary policy. Tax reform could offer a moderate boost to economic growth, but given the tight labor market, would have to be driven primarily by increased productivity. Inflation, albeit benign currently, is another macroeconomic factor we're watching.

On the international front, geopolitical volatility, particularly increasing tensions in the Korean peninsula, ongoing tensions with Russia and continued uncertainty created by Brexit could be sources of future market volatility. Further, we believe China's efforts to curb excess speculation while supporting sustainable long-term growth could create volatility in its economic growth.

While we are cognizant of the above, we continue to focus on the fundamentals of the businesses we own and believe they can translate top-line growth into stronger, advantaged bottom-line growth, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in environmental, social and governance (ESG) practices. We believe our portfolio holdings also have the balance sheet strength and free cash flow generation that could enable them to weather a challenging market environment, should it occur.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1   During the fourth quarter, Delphi Automotive spun off its Powertrain business into Delphi Technologies and the remaining business that focuses on active safety and electrification was re-branded as Aptiv. We retained our shares in Aptiv and also incrementally added to the position during the quarter.

1

Socially Responsive Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.0%
Consumer Staples	6.3
Energy	7.7
Financials	16.4
Health Care	14.9
Industrials	11.2
Information Technology	20.6
Materials	2.1
Real Estate	2.6
Short-Term Investments	3.2
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	18.43%	14.49%	7.54%	7.39%
Socially Responsive Portfolio Class S2	05/01/2006	18.11%	14.26%	7.39%	7.29%
S&P 500® Index[1,3]		21.83%	15.79%	8.50%	6.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.00% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period 7/1/17 – 12/31/17		Expense Ratio(c)
Class I	$1,000.00	$1,083.00	$4.78	(a)	0.91%
Class S	$1,000.00	$1,081.30	$6.14	(a)	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.62	$4.63	(b)	0.91%
Class S	$1,000.00	$1,019.31	$5.96	(b)	1.17%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(c)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended December 31, 2017, had the Fund not received the refund as listed in Note F of the Notes to Financial Statements.

4

Schedule of Investments Socially Responsive Portfolio December 31, 2017

NUMBER OF SHARES		VALUE
Common Stocks 96.8%
Airlines 2.0%
90,092	Ryanair Holdings PLC ADR	$9,386,686	*
Auto Components 3.3%
180,068	Aptiv PLC	15,275,169
Banks 5.4%
119,429	JPMorgan Chase & Co.	12,771,737
232,601	U.S. Bancorp	12,462,762
		25,234,499
Capital Markets 3.3%
214,908	Intercontinental Exchange, Inc.	15,163,909
Communications Equipment 1.3%
198,452	NetScout Systems, Inc.	6,042,863	*
Consumer Finance 2.9%
134,784	American Express Co.	13,385,399
Energy Equipment & Services 2.5%
173,417	Schlumberger Ltd.	11,686,572
Equity Real Estate Investment Trusts 2.6%
345,391	Weyerhaeuser Co.	12,178,487
Food & Staples Retailing 3.2%
546,305	Kroger Co.	14,996,072
Health Care Equipment & Supplies 8.3%
68,627	Becton, Dickinson & Co.	14,690,295
150,095	Danaher Corp.	13,931,818
124,465	Medtronic PLC	10,050,549
		38,672,662
Health Care Providers & Services 4.7%
173,164	AmerisourceBergen Corp.	15,899,918
200,557	Premier, Inc. Class A	5,854,259	*
		21,754,177
Hotels, Restaurants & Leisure 1.1%
229,989	Compass Group PLC	4,968,317
Household Durables 2.9%
436,683	Newell Brands, Inc.	13,493,505
NUMBER OF SHARES		VALUE
Industrial Conglomerates 2.1%
41,419	3M Co.	$9,748,790
Insurance 4.9%
403,713	Progressive Corp.	22,737,116
Internet Software & Services 6.0%
12,926	Alphabet, Inc. Class A	13,616,248	*
383,698	eBay, Inc.	14,480,763	*
		28,097,011
IT Services 5.5%
186,135	Cognizant Technology Solutions Corp. Class A	13,219,307
82,902	MasterCard, Inc. Class A	12,548,047
		25,767,354
Media 3.6%
413,554	Comcast Corp. Class A	16,562,838
Oil, Gas & Consumable Fuels 5.2%
34,285	Cimarex Energy Co.	4,183,113
184,603	EQT Corp.	10,507,603
333,462	Noble Energy, Inc.	9,717,082
		24,407,798
Personal Products 3.1%
254,232	Unilever NV	14,318,346
Pharmaceuticals 1.9%
35,079	Roche Holding AG	8,873,697
Road & Rail 2.1%
85,890	J.B. Hunt Transport Services, Inc.	9,875,632
Semiconductors & Semiconductor Equipment 5.6%
247,685	Texas Instruments, Inc.	25,868,221
Software 2.1%
63,345	Intuit, Inc.	9,994,574
Specialty Chemicals 2.1%
171,027	Novozymes A/S B Shares	9,771,475
Specialty Retail 2.7%
125,688	Advance Auto Parts, Inc.	12,529,837

See Notes to Financial Statements

5

Schedule of Investments Socially Responsive Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Textiles, Apparel & Luxury Goods 1.5%
212,170	Gildan Activewear, Inc.	$6,853,091
Trading Companies & Distributors 4.9%
102,433	Fastenal Co.	5,602,061
73,241	W.W. Grainger, Inc.	17,303,186
		22,905,247
	Total Common Stocks (Cost $309,537,340)	450,549,344
Short-Term Investments 3.2%
PRINCIPAL AMOUNT
Certificates of Deposits 0.0%(a)
100,000	Self Help Credit Union, 0.25%, due 1/29/18	100,000
100,000	Self Help Credit Union, 0.25%, due 3/29/18	100,000
		200,000
NUMBER OF SHARES
Investment Companies 3.2%
14,739,631	State Street Institutional Treasury Money Market Fund Premier Class, 1.15%(b)	14,739,631
	Total Short-Term Investments (Cost $14,939,631)	14,939,631
	Total Investments 100.0% (Cost $324,476,971)	465,488,975
	Liabilities Less Other Assets (0.0)%(a)	(163,754)
	Net Assets 100.0%	$465,325,221

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

6

Schedule of Investments Socially Responsive Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$450,549,344	$—	$—	$450,549,344
Short-Term Investments	—	14,939,631	—	14,939,631
Total Investments	$450,549,344	$14,939,631	$—	$465,488,975

  (a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$465,488,975
Dividends and interest receivable	465,861
Receivable for Fund shares sold	29,230
Prepaid expenses and other assets	4,753
Total Assets	465,988,819
Liabilities
Payable to investment manager (Note B)	211,774
Payable for Fund shares redeemed	196,583
Payable to administrator—net (Note B)	146,801
Accrued expenses and other payables	108,440
Total Liabilities	663,598
Net Assets	$465,325,221
Net Assets consist of:
Paid-in capital	$298,206,267
Undistributed net investment income/(loss)	1,972,622
Accumulated net realized gains/(losses) on investments	24,135,102
Net unrealized appreciation/(depreciation) in value of investments	141,011,230
Net Assets	$465,325,221
Net Assets
Class I	$379,639,099
Class S	85,686,122
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,826,065
Class S	3,334,987
Net Asset Value, offering and redemption price per share
Class I	$25.61
Class S	25.69
*Cost of Investments (a) Unaffiliated issuers	$324,476,971

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,294,856
Interest income—unaffiliated issuers	73,873
Foreign taxes withheld (Note A)	(144,551)
Total income	$6,224,178
Expenses:
Investment management fees (Note B)	2,353,616
Administration fees (Note B):
Class I	1,061,898
Class S	247,312
Distribution fees (Note B):
Class S	206,093
Audit fees	46,560
Custodian and accounting fees	88,963
Insurance expense	14,173
Legal fees	155,582
Shareholder reports	73,809
Trustees' fees and expenses	43,601
Interest expense (Note A)	7
Miscellaneous	22,357
Total expenses	4,313,971
Expenses reimbursed by Management (Note B)	(15,076)
Custodian out-of-pocket expenses refunded (Note F)	(48,363)
Total net expenses	4,250,532
Net investment income/(loss)	$1,973,646
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	24,491,506
Settlement of foreign currency transactions	(731)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	46,953,812
Foreign currency translations	14,972
Net gain/(loss) on investments	71,459,559
Net increase/(decrease) in net assets resulting from operations	$73,433,205

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,973,646	$2,159,877
Net realized gain/(loss) on investments	24,490,775	16,771,457
Change in net unrealized appreciation/(depreciation) of investments	46,968,784	17,719,467
Net increase/(decrease) in net assets resulting from operations	73,433,205	36,650,801
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(1,857,268)	(2,189,849)
Class S	(285,796)	(369,048)
Net realized gain on investments:
Class I	(13,367,478)	(11,244,225)
Class S	(3,071,328)	(2,715,281)
Total distributions to shareholders	(18,581,870)	(16,518,403)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	12,494,005	12,634,893
Class S	4,512,214	7,310,759
Proceeds from reinvestment of dividends and distributions:
Class I	15,224,746	13,434,074
Class S	3,357,124	3,084,329
Payments for shares redeemed:
Class I	(21,657,226)	(21,038,136)
Class S	(10,704,877)	(10,854,996)
Net increase/(decrease) from Fund share transactions	3,225,986	4,570,923
Net Increase/(Decrease) in Net Assets	58,077,321	24,703,321
Net Assets:
Beginning of year	407,247,900	382,544,579
End of year	$465,325,221	$407,247,900
Undistributed net investment income/(loss) at end of year	$1,972,622	$2,176,673

See Notes to Financial Statements

10

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

11

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue

12

discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2017 was $19,838.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax basis was $324,835,746. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $152,073,989 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $11,420,760, resulting in net unrealized appreciation of $140,653,229 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses and non-REIT income adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(34,633)	$34,633

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,218,402	$2,558,897	$15,363,468	$13,959,506	$18,581,870	$16,518,403

13

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,301,820	$22,164,679	$140,652,455	$—	$—	$167,118,954

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and non-REIT income adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2017, the Fund estimated these amounts within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain

14

financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services,

15

including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020
Class I	1.30%	12/31/20	$—	$—	$—
Class S	1.17%	12/31/20	46,277	54,583	15,076

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by Neuberger under the sub-advisory agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities of $78,357,071 and $96,407,696, respectively.

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2017 and December 31, 2016 was as follows:

 For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	511,719	623,454	(890,640)	244,533
Class S	183,574	136,914	(436,094)	(115,606)

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	588,560	626,297	(967,764)	247,093
Class S	327,963	143,191	(498,504)	(27,350)

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$48,363	$4,855

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$22.57		$21.46	$23.88	$21.72		$15.89
Income From Investment Operations:
Net Investment Income/(Loss)@	0.12		0.13	0.16	0.15		0.09
Net Gains or Losses on Securities (both realized and unrealized)	3.99		1.94	(0.28)	2.10		5.87
Total From Investment Operations	4.11		2.07	(0.12)	2.25		5.96
Less Distributions From:
Net Investment Income	(0.13)		(0.16)	(0.14)	(0.09)		(0.13)
Net Realized Capital Gains	(0.94)		(0.80)	(2.16)	—		—
Total Distributions	(1.07)		(0.96)	(2.30)	(0.09)		(0.13)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$25.61		$22.57	$21.46	$23.88		$21.72
Total Return†	18.43	%^‡	9.86%	(0.46)%^	10.38	%µ	37.60%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$379.6		$329.1	$307.6	$301.3		$244.2
Ratio of Gross Expenses to Average Net Assets#	0.94%		1.00%	0.98%	0.98%		0.99%
Ratio of Net Expenses to Average Net Assets	0.93	%ß	1.00%	0.98%	0.98%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.50	%ß	0.59%	0.70%	0.68%		0.49%
Portfolio Turnover Rate	18%		31%	24%	37%		29%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$22.66		$21.54	$23.93	$21.76		$15.92
Income From Investment Operations:
Net Investment Income/(Loss)@	0.06		0.09	0.12	0.12		0.06
Net Gains or Losses on Securities (both realized and unrealized)	3.99		1.94	(0.27)	2.08		5.89
Total From Investment Operations	4.05		2.03	(0.15)	2.20		5.95
Less Distributions From:
Net Investment Income	(0.08)		(0.11)	(0.08)	(0.03)		(0.11)
Net Realized Capital Gains	(0.94)		(0.80)	(2.16)	—		—
Total Distributions	(1.02)		(0.91)	(2.24)	(0.03)		(0.11)
Voluntary Contribution from Management	—		—	—	0.00		—
Net Asset Value, End of Year	$25.69		$22.66	$21.54	$23.93		$21.76
Total Return†	18.11	%^‡	9.64%	(0.59)%^	10.11	%µ	37.41%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$85.7		$78.2	$74.9	$81.1		$80.7
Ratio of Gross Expenses to Average Net Assets#	1.19%		1.25%	1.23%	1.23%		1.24%
Ratio of Net Expenses to Average Net Assets	1.17	%ß	1.17%	1.17%	1.17%		1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.25	%ß	0.42%	0.52%	0.52%		0.32%
Portfolio Turnover Rate	18%		31%	24%	37%		29%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	0.48%
Class S	1.17%	0.25%

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Socially Responsive Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Socially Responsive Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 9, 2018

21

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

28

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the Socially Responsive Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

31

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

32

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed its benchmark index and peer group over a period of time, the Board discussed with Management the Fund's performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance is one of multiple factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered the Fund's total expense ratio.

The Board compared the Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board noted that the Fund's management fee was higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board considered a peer group composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers and noted that proprietary funds generally have a lower fee structure. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results,

33

the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels with respect to those funds used as examples were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of profitability, if any, on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether the breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of the breakpoints in the Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Fund and its shareholders.

Other Specific Considerations

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The peer group and broad universe of similar funds referenced in this section are those identified by the consultant, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark).

The Board considered that, for the Fund's Class I shares, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board looked at the Fund's Class I as a proxy for both of the Fund's classes. The Board considered that as compared to its peer group, the performance of the Fund's Class I was lower than the median for the 1, 3, 5, and 10-year periods. The Board also considered that the performance of the Fund's Class I was lower than its benchmark for the 1, 3, 5, and 10-year periods.

34

The Board also considered that the Fund's risk/return ratio was slightly better than the median of the broad universe for the 3 and 5-year periods. The Board also noted that Management had added significant depth to its research capabilities with respect to environmental, social and corporate governance matters.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100% of the dividends earned during the fiscal year ended December 31, 2017 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $15,363,468 as a capital gain distribution.

35

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

(Formerly Absolute Return Multi-Manager Portfolio)

S Class Shares

Annual Report

December 31, 2017

S0324 02/18

U.S. Equity Index PutWrite Strategy Portfolio Commentary* (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) U.S. Equity Index PutWrite Strategy Portfolio (formerly, AMT Absolute Return Multi-Manager Portfolio) Class S generated a total return of 6.68% for the 12 months ended December 31, 2017, trailing the 10.38% total return of its primary benchmark, a blend of 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index (Blended Index), for the same period.

On May 1, 2017, the AMT Absolute Return Multi-Manager Portfolio was converted to the AMT U.S. Equity Index PutWrite Strategy Portfolio and is now managed by the Neuberger Berman Option Group, led by Senior Portfolio Manager, Derek Devens. Effective on that date, the Fund began comparing its performance to the Blended Index rather than the HFRX Global Hedge Fund Index to correspond with the Fund's revised investment goals and principal investment strategies. For the period from May 1, 2017 through December 31, 2017, the Fund had a total return of 5.66%, outperforming the Blended Index, which returned 5.32% for the same period. For the full year, the Fund returned 6.68% which exceeded the HFRX Global Hedge Fund Index return of 5.99%, which was the Fund's primary benchmark prior to May 1, 2017.

The Fund's investment strategy seeks to collect index put option premiums and hold a fixed income portfolio, typically consisting of cash and limited duration U.S. Treasury Notes that 'collateralizes' the short index put option positions, if necessary. The market value of the Fund's fixed income portfolio is generally equal to the short index put option portfolio's aggregate notional value, rendering the strategy unlevered.

Despite historically low levels of option implied volatility in 2017, put option premiums provided ample cash flow to capture a reasonable share of the gains posted by the underlying equity indexes. For the period from May 1, 2017 through December 31, 2017, relative to the underlying equity exposures, the Fund captured roughly 40 to 50% of the total returns of the S&P 500® Index (S&P 500) and the Russell 2000® Index, which returned 13.7% and 10.7% respectively.

In 2017, the S&P 500 went an unprecedented 12 for 12, posting 12 consecutive months of positive total returns to accumulate a 21.83% total return. Since 1927, there have only been 5 years with 11 positive monthly returns ('50, '58, '64, '95, '06), and no perfect years until 2017. Further, it did so with an annualized daily volatility of 6.8%. So, whether you pronounce beta as 'bey-tuh' or 'bee-tuh', in 2017 it was just simply 'bet-tuhr' than everything else. Hence, the Fund's lower beta equity strategy, which can experience diminishing equity exposure during sharply rising markets, generally has a hard time keeping up when underlying equity indexes rally. In conjunction with a trending S&P 500, volatility was scarce. As performance during volatility is one of the more common concerns we hear about the Fund's investment strategy from prospective investors, 2017's historically low volatility delivered a great environment to illustrate how the Fund's strategy can perform in such a market. 2017 had the lowest average calendar year daily Volatility Index (VIX) level in its history at around 11.1. In addition, as of December 31, 2017, the 2017 average was also the lowest average versus rolling 252-day periods over the VIX's full history. Further, in 2017 the VIX experienced its third lowest daily standard deviation (1.36 volatility points) for a calendar year since its inception in 1990. Only in 1993 and 1995 was the VIX's standard deviation lower over a calendar year, at 1.33 and 0.97, respectively.

The two sources of the Fund's returns, interest income and option premium, accrue to Fund investors every day. Obviously, over the past few years capital appreciation in equity markets has consistently outpaced the combined accrual rate. However, over long periods of time, we believe that it is hard to "out run" the risk-efficient compounding of the Fund's investment approach. With the U.S. Federal Reserve widely believed to continue to increase short-term interest rates and equity markets in our opinion likely already pricing in expectations for tax reform and economic growth, we anticipate 2018 to be a less perfect, more uncertain year in equity markets than 2017.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

*  Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to U.S. Equity Index PutWrite Strategy Portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	0.0%
Corporate Bonds	0.0
Loan Assignments	0.0
Rights	0.0
U.S. Government Agency Securities	50.4
U.S. Treasury Obligations	42.4
Warrants	0.0
Put Options Written	(0.7)
Short-Term Investments	7.5
Other Assets Less Liabilities	0.4 *
Total	100.0%

*  Percentage includes appreciation from swaps.

PERFORMANCE HIGHLIGHTS1

	Inception	Average Annual Total Return Ended 12/31/2017
	Date	1-Year	Life of Fund
U.S. Equity Index PutWrite Strategy Portfolio Class S*	05/01/2014	6.68%	0.17%
85% CBOE S&P 500® PutWrite Index/ 15% CBOE Russell 2000® PutWrite Index[2,3]		10.38%	7.42%
HFRX® Global Hedge Fund Index[2,3]		5.99%	0.99%
S&P 500® Index[2,3]		21.83%	12.33%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]		3.54%	2.69%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 is 2.57% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratio for fiscal year 2017 is 1.05% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2017 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio managers. Prior to that date, the Fund had a higher management fee, different expenses, and a different goal and principal investment strategies, which included a multi-manager strategy, and risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations. Effective May 1, 2017, the Fund began comparing its performance to the 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index rather than the HFRX Global Hedge Fund Index to correspond with the Fund's revised principal investment strategy, as discussed in Endnote 1 above and Note A in the Notes to Financial Statements.

3  The 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index is a blended index composed of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis. The CBOE Russell 2000 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds for each HFRX Index are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The HFRX Index is rebalanced quarterly. The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that individuals cannot invest directly in any index. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to the Fund under any investment management, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed NBIA. In addition, on the date of the transfer, the services previously provided by NB

Alternative Investment Management LLC ("NBAIM") are provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund.

You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During the Period 7/1/2017 – 12/31/2017
Class S	$1,000.00	$1,043.20	$5.46	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,019.86	$5.40	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to refelect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# December 31, 2017

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 50.4%
$1,000,000	Federal Agricultural Mortgage Corp. 1.64%, 4/17/2020	$989,829
1,000,000	FFCB 1.18%, 10/18/2019	985,858
1,500,000	FHLB 1.00%, 9/26/2019	1,476,549
1,700,000	FHLMC 1.50%, 1/17/2020	1,683,690
1,000,000	FNMA 1.75%, 6/20/2019	998,133
	Total U.S. Government Agency Securities (Cost $6,194,377)	6,134,059
U.S. Treasury Obligations 42.4%
	U.S. Treasury Notes
1,000,000	1.00%, 3/15/2019(a)	989,912
200,000	0.88%, 6/15/2019	197,189
2,000,000	1.63%, 3/15/2020(a)(b)	1,987,565
2,000,000	1.63%, 6/30/2020(a)	1,985,013
	Total U.S. Treasury Obligations (Cost $5,208,653)	5,159,679
SHARES
Common Stocks 0.0%
Capital Markets 0.0%
3,261	Aretec Group, Inc., Class A*(f)(g)(h)(i)	—
Independent Power and Renewable Electricity Producers 0.0%
312	TerraForm Power, Inc.	3,732
Semiconductors & Semiconductor Equipment 0.0%
312	SunEdison, Inc. Reorganized Equity*(f)(g)(h)	—
	Total Common Stocks (Cost $35,196)	3,732
NO. OF RIGHTS
Rights 0.0%(c)
Biotechnology 0.0%(c)
500	Chelsea Therapeutics, Inc. Escrow (H Lundbeck A/S), CVR (Denmark)*(f)(g)(h)	—
500	Dyax Corp., CVR*(f)(g)(h)	555
225	Tobira Therapeutics, Inc., CVR*(f)(g)(h)	14
		569
NO. OF RIGHTS		VALUE
Food & Staples Retailing 0.0%(c)
1,000	Safeway, Inc. (Casa Ley), CVR*(f)(h)	$ 535
1,000	Safeway, Inc. (Property Development Centers), CVR*(f)(g)(h)	—
		535
Health Care Providers & Services 0.0%(c)
204	Community Health Systems, Inc., CVR*	1
Media 0.0%
2,550	Media General, Inc., CVR*(f)(g)(h)	—
	Total Rights (Cost $7,443)	1,105
NO. OF WARRANTS
Warrants 0.0%
Biotechnology 0.0%
11,740	Novelion Therapeutics, Inc.*(f)(g)(h) (Cost $—)	—
PRINCIPAL AMOUNT
Loan Assignments 0.0%(c)
Semiconductors & Semiconductor Equipment 0.0%(c)
$1,623	SunEdison, Inc., 2nd Lien Term Loan A2 (LIBOR USD 3 Month + 10.00%), 0.00%, 7/2/2018(d)(e)(f)(g) (Cost $1,124)	714
Corporate Bonds 0.0%
Oil, Gas & Consumable Fuels 0.0%
18,000	Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(e)(f)(g)(h) (Cost $—)	—

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

SHARES		VALUE
Short-Term Investments 7.5%
Investment Company 7.5%
914,238	Invesco Government & Agency Portfolio, Institutional Class, 1.22%(j) (Cost $914,238)	$914,238
	Total Investments 100.3% (Cost $12,361,031)	12,213,527
	Liabilities Less Other Assets (0.3%)(k)	(45,758)
	Net assets 100.0%	$12,167,769

#  Effective May 1, 2017. Formerly, Absolute Return Multi-Manager Portfolio through April 30, 2017.

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  All or a portion of this security is segregated in connection with obligations for swaps and/or options written with a total value of $1,987,565.

(c)  Represents less than 0.05% of net assets.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2017 and changes periodically.

(e)  Defaulted security.

(f)  Illiquid security.

(g)  Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $1,283, which represents 0.0% of net assets of the Fund.

(h)  Value determined using significant unobservable inputs.

(i)  Issuer filed for bankruptcy.

(j)  Represents 7-day effective yield as of December 31, 2017.

(k)  Includes the impact of the Fund's open positions in derivatives at December 31, 2017.

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

LIBOR  London Interbank Offered Rate

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

Derivative Instruments

Futures contracts ("futures")

For the year ended December 31, 2017, the average notional value of futures for the Fund was $(548,449) for short positions.

At December 31, 2017, there were no open positions in futures for the Fund.

Forward foreign currency contracts ("forward contracts")

For the year ended December 31, 2017, the average notional value of forward contracts for the Fund was $376,418.

At December 31, 2017, there were no open forward contracts for the Fund.

Equity swap contracts ("equity swaps")

At December 31, 2017, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return, and pays floating rates plus or minus a spread on a portfolio of long positions. The Fund pays the total return, and receives floating rates plus or minus a spread on a portfolio of short positions. The specified spreads range from 0.00% to 0.35%. The payments/receipts, based on the specified benchmark floating rates (see table below), are denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments will be made, if any, at maturity.	2/2/2018- 5/11/2018	$1,609	$1,609	$—	$1,609

*  The following table represents required component disclosures associated with the equity swaps as of December 31, 2017.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
United States
Safeway, Inc. (Casa Ley), CVR	3,007	$1,609	$1,609	(b)(c)
Safeway, Inc. (Property Development Centers), CVR	3,007	—	—	(b)(c)(d)(e)
Total Long Positions of Equity Swaps JPMorgan Chase Bank, NA			$1,609

(a)  For the year ended December 31, 2017, the average notional value of equity swaps for the Fund was $315,992 for long positions and $(645,710) for short positions.

(b)  Illiquid security.

(c)  Value determined using significant unobservable input.

(d)  Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees.

(e)  Amount less than one dollar.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

Benchmark Floating Rates	Value at Period End
LIBOR (USD)—London Interbank Offered Rate	1.56%

Written option contracts ("options written")

At December 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index Funds
Russell 2000 Index	1	$(153,551)	$1505	1/5/2018	$(285)
Russell 2000 Index	1	(153,551)	1,525	1/5/2018	(685)
Russell 2000 Index	1	(153,551)	1,545	1/5/2018	(1,640)
Russell 2000 Index	1	(153,551)	1,505	1/12/2018	(645)
Russell 2000 Index	1	(153,551)	1,525	1/12/2018	(1,160)
Russell 2000 Index	2	(307,102)	1,540	1/19/2018	(4,170)
Russell 2000 Index	1	(153,551)	1,545	1/19/2018	(2,330)
Russell 2000 Index	3	(460,653)	1,545	1/26/2018	(7,980)
S&P 500 Index	3	(802,083)	2,640	1/5/2018	(975)
S&P 500 Index	2	(534,722)	2,650	1/5/2018	(880)
S&P 500 Index	2	(534,722)	2,655	1/5/2018	(1,020)
S&P 500 Index	2	(534,722)	2,680	1/5/2018	(2,780)
S&P 500 Index	1	(267,361)	2,650	1/12/2018	(923)
S&P 500 Index	3	(802,083)	2,655	1/12/2018	(3,069)
S&P 500 Index	2	(534,722)	2,665	1/12/2018	(2,400)
S&P 500 Index	4	(1,069,444)	2,670	1/12/2018	(5,400)
S&P 500 Index	3	(802,083)	2,680	1/19/2018	(6,105)
S&P 500 Index	2	(534,722)	2,685	1/19/2018	(4,490)
S&P 500 Index	5	(1,336,805)	2,690	1/19/2018	(12,425)
S&P 500 Index	10	(2,673,610)	2,680	1/26/2018	(23,750)
Total options written (premium received $98,726)					$(83,112)

For the year ended December 31, 2017, the Fund had an average notional value of $13,085 in options purchased, and $(46,030) in options written. At December 31, 2017, the Fund had pledged securities in the amount of $3,474,315 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2017:

Asset Valuation Inputs

	Level 1	Level 2	Level 3*		Total
Investments:
U.S. Government Agency Securities	$—	$6,134,059	$—		$6,134,059
U.S. Treasury Obligations	—	5,159,679	—		5,159,679
Common Stocks
Capital Markets	—	—	—	(b)	—	(b)
Semiconductors & Semiconductor Equipment	—	—	—	(b)	—	(b)
Other Common Stocks(a)	3,732	—	—		3,732
Total Common Stocks	3,732	—	—	(b)	3,732
Rights
Biotechnology	—	—	569		569
Food & Staples Retailing	—	—	535		535
Media	—	—	—	(b)	—	(b)
Other Rights(a)	1	—	—		1
Total Rights	1	—	1,104		1,105
Loan Assignments(a)	—	—	714		714
Corporate Bonds(a)	—	—	—	(b)	—	(b)
Warrants(a)	—	—	—	(b)	—	(b)
Short-Term Investments	—	914,238	—		914,238
Total Long Positions	$3,733	$12,207,976	$1,818		$12,213,527

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one dollar.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2017		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2017
Investments in Securities:
Common Stock(b)
Capital Markets	$—	(c)	$—	$—	$—		$—	$—	$—	$—	(c)	$—
Semiconductors & Semiconductor Equipment	—		—	—	—	(c)	—	—	—	—	(c)	—

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

	Beginning balance as of 1/1/2017		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2017
Investments in Securities (cont'd):
Rights
Biotechnology(a)(b)	$3,771		$—	$(124)	$3,092	$(6,170)	$—	$—	$569		$(6,295)
Energy Equipment & Services	733		—	—	—	(733)	—	—	—		—
Food & Staples Retailing(a)(b)	270		—	282	270	(287)	—	—	535		(5)
Media(b)	—		—	946	4,080	(5,026)	—	—	—	(c)	(4,080)
Semiconductors & Semiconductor Equipment	15,702		—	19,004	5,680	(40,386)	—	—	—		—
Loan Assignments
Auto Components	14,070		(2)	(208)	—	(13,860)	—	—	—		—
Household Products	6,060		1	(15)	—	(6,046)	—	—	—		—
Independent Power & Renewable Electricity Producers	13,486		(420)	(2,388)	37,045	(47,723)	—	—	—		—
IT Services	17,085		—	(260)	—	(16,825)	—	—	—		—
Professional Services	15,593		(71)	(87)	—	(15,435)	—	—	—		—
Semiconductors & Semiconductor Equipment(a)	27,720		10	(544)	1,124	(27,596)	—	—	714		(410)
Corporate Bonds(b)
Chemicals	—	(c)	—	—	—	— (c)	—	—	—		—
Insurance	2,217		2	171	—	(2,390)	—	—	—		—
Oil, Gas & Consumable Fuels	—	(c)	—	—	—	—	—	—	—	(c)	—
Warrants(b)
Biotechnology	—	(c)	—	—	—	—	—	—	—	(c)	—
Convertible Bonds
Semiconductors & Semiconductor Equipment	11,400		—	(7,500)	—	(3,900)	—	—	—		—
Options Purchased
Industrial Conglomerates	15		—	(15)	—	—	—	—	—		—
Total	$128,122		$(480)	$9,262	$51,291	$(186,377)	$—	$—	$1,818		$(10,790)

(a)  As of the year ended December 31, 2017, these securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio#(cont'd)

(b)  As of the year ended December 31, 2017, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(c)  Amount less than one dollar.

As of the year ended December 31, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2017:

Other Financial Instruments

	Level 1	Level 2	Level 3*	Total
Swaps(a)
Assets	$—	$—	$1,609	$1,609
Options written
Liabilities	(83,112)	—	—	(83,112)
Total	$(83,112)	$—	$1,609	$(81,503)

(a)  Equity swaps are reported at the cumulative unrealized appreciation/(depreciation) including financing costs and other receivables/payables.

*  The following is reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2017
Investments in Securities:
Equity swaps(a)
United States	$812	$—	$797	$—	$—	$—	$—	$1,609	$797
Total	$812	$—	$797	$—	$—	$—	$—	$1,609	$797

(a)  As of the year ended December 31, 2017, these investments were valued either based on a single quotation obtained from a dealer or in accordance with procedures approved by the Board of Trustees. The Fund does not have access to unobservable inputs; however, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Adviser Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO#
December 31, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$12,213,527
Cash	11,375
Dividends and interest receivable	54,064
Receivable for securities sold	13,805
Receivable for Fund shares sold	71,710
OTC swap contracts, at value (Note A)	1,609
Prepaid expenses and other assets	305
Total Assets	12,366,395
Liabilities
Options contracts written, at value(b) (Note A)	83,112
Payable to administrator—net (Note B)	13,956
Payable to investment manager (Note B)	4,594
Payable for securities purchased	986
Payable for Fund shares redeemed	7,169
Accrued expenses and other payables	88,809
Total Liabilities	198,626
Net Assets	$12,167,769
Net Assets consist of:
Paid-in capital	$11,994,619
Undistributed net investment income/(loss)	(7,004)
Accumulated net realized gains/(losses) on investments	310,375
Net unrealized appreciation/(depreciation) in value of investments	(130,221)
Net Assets	$12,167,769
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,229,285
Net Asset Value, offering and redemption price per share
Class S	$9.90
*Cost of Investments:
(a)Unaffiliated issuers	$12,361,031
(b)Premium received from option contracts written	$98,726

#  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Adviser Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO#
For the Year Ended December 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$40,351
Interest income—unaffiliated issuers	176,594
Foreign taxes withheld (Note A)	(278)
Total income	$216,667
Expenses:
Investment management fees (Note B)	131,811
Administration fees (Note B)	43,854
Distribution fees (Note B)	36,545
Audit fees	53,800
Custodian and accounting fees	114,331
Insurance expense	529
Legal fees	52,957
Shareholder reports	20,225
Trustees' fees and expenses	49,761
Dividend and interest expense on securities sold short (Note A)	26,918
Interest expense	125
Miscellaneous	7,803
Total expenses	538,659
Expenses reimbursed by Management (Note B)	(286,458)
Total net expenses	252,201
Net investment income/(loss)	$(35,534)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	512,050
Closed short positions of unaffiliated issuers	(160,395)
Settlement of forward foreign currency contracts	(13,998)
Settlement of foreign currency transactions	(9,297)
Expiration or closing of futures contracts	(51,238)
Expiration or closing of option contracts written	840,934
Expiration or closing of swap contracts	45,870
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(259,049)
Short positions of unaffiliated issuers	14,925
Forward foreign currency contracts	(1,022)
Foreign currency transactions	13,161
Futures contracts	7,206
Option contracts written	15,722
Swap contracts	(32,616)
Net gain/(loss) on investments	922,253
Net increase/(decrease) in net assets resulting from operations	$886,719

#  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Adviser Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO#
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(35,534)	$(187,966)
Net realized gain/(loss) on investments	1,163,926	(182,143)
Change in net unrealized appreciation/(depreciation) of investments	(241,673)	320,649
Net increase/(decrease) in net assets resulting from operations	886,719	(49,460)
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(77,182)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,171,887	4,621,144
Proceeds from reinvestment of dividends and distributions	—	77,182
Payments for shares redeemed	(8,343,867)	(3,344,345)
Net increase/(decrease) from Fund share transactions	(3,171,980)	1,353,981
Net Increase/(Decrease) in Net Assets	(2,285,261)	1,227,339
Net Assets:
Beginning of year	14,453,030	13,225,691
End of year	$12,167,769	$14,453,030
Undistributed net investment income/(loss) at end of year	(7,004)	(44,681)

#  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio in connection with the change in principal investment strategy from a multi-manager strategy to a strategy of writing put options primarily on U.S. equity indices. In connection with the principal investment strategy and name change, and as further described in the Fund's prospectus, the Fund also changed its principal investment risks, fees and expenses and portfolio managers. As such, this report reflects information about the Fund's prior strategy, risks, fees, expenses and other financial and transactional information through April 30, 2017, and the Fund's new strategy, risks, fees, expenses and other financial and transactional information from May 1, 2017, through December 31, 2017.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, exchange traded options written, rights, and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2017, the Fund did not have any unrecognized tax positions.

At December 31, 2017, the cost of long security positions for U.S. federal income tax purposes was $12,361,540. Gross unrealized appreciation of long security positions and derivative instruments (if any) was $21,213 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $169,226, resulting in net unrealized depreciation of $148,013 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of paydown losses on mortgage-backed securities, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales, non-deductible excise tax accrued, return of capital payments received from certain investments, gains and losses from passive foreign investment companies, income received from partnerships, non-taxable dividends, and net operating loss netted against short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(40,937)	$73,211	$(32,274)

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
$—	$77,182	$—	$—	$—	$—	$—	$—	$—	$77,182

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$33,833	$291,724	$(147,011)	$—	$(5,396)	$173,150

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed on wash sales, mark-to-market adjustments on swaps and options, unamortized organization expenses and tax adjustments related to swap contracts. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2017, the Fund utilized long-term and short-term capital loss carryforwards in the amount of:

Long-Term	Short-Term
$275,624	$251,598

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2017, the Fund estimated these amounts for the period January 1, 2017 to December 31, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the

Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred during the year ended December 31, 2017, were $1,701 and are included in "Dividend and interest expense on securities sold short" on the Statement of Operations. At December 31, 2017, the Fund had no short sales.

11  Investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2017, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended December 31, 2017, the Fund used futures for economic hedging purposes.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the year ended December 31, 2017, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Forward foreign currency contracts: During the year ended December 31, 2017, the Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: During the year ended December 31, 2017, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas.

Options written were also used to generate incremental returns. Purchased option contracts ("options purchased") were used to enhance returns and to manage or adjust the risk profile and to gain investment exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to certain securities, markets, sectors or geographical areas.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

As a result of the Fund's new put writing investment strategy effective May 1, 2017, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options. Please see the Fund's prospectus for additional information on its principal investment strategies and risks.

At December 31, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
OTC swaps	OTC swap contracts, at value	$1,609	$1,609
Total Value—Assets		$1,609	$1,609

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Options written	Option contracts written, at value	$(83,112)	$(83,112)
Total Value—Liabilities		$(83,112)	$(83,112)

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$(13,998)	$—	$(13,998)
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	(51,238)	(51,238)
Options purchased	Net realized gain/ (loss) on: Transactions in investment securities of unaffiliated issuers	—	(35,671)	(35,671)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	840,934	840,934
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	45,870	45,870
Total Realized Gain/(Loss)		$(13,998)	$799,895	$785,897

Change in Appreciation/
(Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$(1,022)	$—	$(1,022)
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	7,206	7,206
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	3,820	3,820
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	15,722	15,722
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	(32,616)	(32,616)
Total Change in Appreciation/ (Depreciation)		$(1,022)	$(5,868)	$(6,890)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of December 31, 2017.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
OTC swap contracts	$1,609	$—	$1,609

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilites Available for Offset	Cash Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$1,609	$—	$—	$1,609

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of December 31, 2017, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, effective May 1, 2017, the Fund pays Management a fee at the annual rate of 0.450% of the Fund's average daily net assets. Prior to May 1, 2017, the Fund paid Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2017, there was no repayment to Management under its contractual expense limitation.

At December 31, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

				Expenses Reimbursed in Year Ending, December 31,
				2015	2016	2017
				Subject to Repayment until December 31,
	Contractual Expense Limitation(1)		Expiration	2018	2019	2020
Class S	1.05	%(2)	12/31/20	$446,549	$508,177	$286,458

(1)  Expense limitation per annum of the Fund's average daily net assets.

(2)  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers and as such the expense limit prior to May 1, 2017 was 2.40%.

NB Alternative Investment Management LLC ("NBAIM") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement, to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and received a monthly fee paid by Management. As investment manager, Management was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust were also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 3 of this Annual Report, the services previously provided by NBAIM under the sub-advisory agreement are now provided by Management as of January 1, 2016.

Prior to May 1, 2017, Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, LP, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. Management compensated the subadvisers out of the investment advisory fees it received from the Fund.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2017, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
$14,920,210	$31,834,368	$4,221,043	$3,538,720	$46,232,518	$7,890,300

During the year ended December 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended December 31, 2017 and December 31, 2016 was as follows:

	For the Year Ended December 31, 2017				For the Year Ended December 31, 2016
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	541,638	—	(869,120)	(327,482)	501,360	8,272	(361,056)	148,576

Other: At December 31, 2017, there was an affiliated investor owning 20.3% of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. The Fund and the one multi-manager fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2017. During the period ended December 31, 2017, the Fund had the following borrowing under the Credit Facility:

Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(a)
2	$1,010,000	2.24%	$125

(a)  Interest Paid is reflected in the Statement of Operations under the caption "Interest expense".

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio§§

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A " — " indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,			Period from May 1, 2014^ to December 31,
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.28	$9.39	$10.01	$10.00
Income From Investment Operations:
Net Investment Income/(Loss)‡	(0.02)	(0.12)	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	0.64	0.06	(0.38)	0.09
Total From Investment Operations	0.62	(0.06)	(0.51)	0.01
Less Distributions from:
Net Realized Capital Gains	—	(0.05)	(0.11)	—
Total Distributions	—	(0.05)	(0.11)	—
Net Asset Value, End of Period	$9.90	$9.28	$9.39	$10.01
Total Return††	6.68%	(0.65)%	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.2	$14.5	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	3.68%	6.83%	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)#	3.50%	5.99%	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	1.72%	3.24%	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	1.54%	2.40%	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.24)%	(1.33)%	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	368%	547%	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	342%	546%	517%	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed Certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

§§  Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to U.S. Equity Index PutWrite Strategy Portfolio and also made other changes as described in Note A of the Notes to Financial Statements. Please refer to Note A for additional, important information.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of U.S. Equity Index PutWrite Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Equity Index PutWrite Strategy Portfolio (formerly, Absolute Return Multi-Manager Portfolio) (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Equity Index PutWrite Strategy Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 16, 2018

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to the U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding the renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Fund's investments and those of other funds or accounts managed by Management.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

Because the Fund had adopted a completely new investment strategy on May 1, 2017, the Board did not have Fund performance data for the period under review. In approving the new investment strategy, the Board did consider Management's performance history in private accounts managed in the same strategy.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board noted that the management fee was substantially reduced at the time the new investment strategy was adopted on May 1, 2017. The Board considered the new, lower fee structure for the Fund under the Agreement as compared to a group of retail funds following a similar investment strategy provided by Management in 2016. The Board reviewed a comparison of the Fund's management fee and total expense ratio to the peer group.

The Board considered the Fund's contractual and actual management fees. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also reviewed specific data as to Management's profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (This review related to Management's profit or loss under the higher fee rate that accompanied the prior investment strategy.) (The Board also reviewed data on Management's profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management had incurred a loss on its operation of the Fund under the prior investment strategy.

Information Regarding Services to Other Clients

The Board also considered other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on Management's representation that it shared economies of scale by proposing an advisory fee level at the Fund's inception as if it were already at scale.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Registrant’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Michael J. Cosgrove and Deborah C. McLean. Mr. Cosgrove and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to  Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Socially Responsive Portfolio, and U.S. Equity Index PutWrite Strategy Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, November 3, 1997, April 29, 2005, March 22, 1994, November 3, 1997, August 22, 2001, July 12, 2002, February 18, 1999, and May 1, 2014.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $335,130 and $307,130 for the fiscal years ended 2016 and 2017, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $83,200 and $83,200 for the fiscal years ended 2016 and 2017, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $83,200 and $ 83,200 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
 (h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13. Exhibits.
(a)(1)              A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)              The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)              Not applicable to the Registrant.

(a)(4)         Not applicable to the Registrant.

(b)                    The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:/s/ Robert Conti
      Robert Conti
      Chief Executive Officer and President

Date:  February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:        /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:  February 21, 2018

By:        /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  February 21, 2018